Exhibit 10.9

北京亦庄国际生物医药投资管理有限公司

北京亦庄生物医药园房屋租赁

Lease of Premises in Beijing BDA Biomedical Park of

Beijing BDA International Biological Pharmaceutical Investment Management Co., Ltd.

合同书

Contract

依据《中华人民共和国合同法》及有关法律、法规的规定，甲乙丙三方在平等、自愿的基础上，就丙方租赁甲方所有并委托乙方经营管理的北京亦庄生物医药孵化中心相关事宜达成一致意见签订本合同。

In accordance with the provisions of Contract Law of the People's Republic of China ("PRC") and other relevant laws and regulations, on basis of the principles of equality and voluntariness, after friendly negotiation, Party A, Party B and Party C enter into this contract ("**Contract**") regarding the Incubator of Beijing BDA Biomedical Park which is owned by Party A, assigned to be managed by Party B and intended to be rent by Party C.

甲方（产权人）：

Party A ("Owner"):

企业名称：北京经济技术投资开发总公司

Enterprise's Name: Beijing Economic and Technology Investment Development Parent Company

法定地址：北京市北京经济技术开发区景园北街 2 号 61 幢

Legal Address: Building No.61, No.2 Jingyuan North Street, Beijing Economic-Technological Development Area, Beijing

乙方(出租人):

Party B（"Lessor"）:

企业名称：北京亦庄国际生物医药投资管理有限公司

北京亦庄生物医药园房屋租赁合同书 - 1 -

合同编号：________________

Contract No. ____________

Enterprise's Name: Beijing BDA International Biological Pharmaceutical Investment Management Co., Ltd.

法定代表人：郭广庆

Legal Representative: Guo Guangqing

法定地址：北京市北京经济技术开发区科创六街 88 号院 2 号综合楼 3 层 309 室

邮政编码：101111

Post Code: 101111

联系人：郑颖

Contact Person: Zheng Ying

联系电话：010-56315281

Telephone: 010-56315281

丙方（承租人）：

Party C ("Lessee")

企业名称：北京珐博进医药技术开发有限公司

Enterprise's Name:

法定代表人：托马斯・聂夫

Legal Representative:

法定地址：北京市北京经济技术开发区科创六街 88 号院 2 号楼 4 层 503 号

邮政编码：101111

Post Code: 101111

联系人：

Contact Person:

联系电话：010-56315026

Telephone: 010-56315026

北京亦庄生物医药园房屋租赁合同书 - 2 -

合同编号：________________
Contract No. __________

1. 租赁房屋位置和面积/Location and Area of the Premises

丙方所租赁的房屋位于北京市北京经济技术开发区科创六街 88 号院 7 号中型企业楼 2 单元 101-601 室（企业独栋 A2：101-601 室），房屋建筑面积为 4819.76 平方米，作为丙方的孵化场地。

2. 租赁期/Term

房屋租赁期自 2013 年 2 月 1 日至 2021 年 1 月 31 日，共计 8 年。

The lease term ("Term") shall commence from 1 February 2013 and end on 31 January 2021, with a period of 8 years.

出租人同意给予承租人自房屋交付之日起两个月（即自 2013 年 2 月 1 日至 2013 年 3 月 31 日）的装修免租期（租金共陆拾伍万肆仟零肆拾壹元整，小写：￥ 654041.00 元整）。免租期内，承租人除免缴该免租期内的租金外，仍应遵守和履行租赁合同项下承租人的其他一切义务和约束。

The Lessor agrees to grant the Lessee a rent-free period of 2 months (commencing from 1 February 2013 and ending on 31 March 2013) from delivery of the Premises (with a total rent of Six Hundred Fifty Four Thousand and Forty One Yuan (in numbers: ￥654041.00). During the rent-free period the Lessee shall perform all its other obligations and undertakings under this Contract, even though it is not obligated to pay the rent for such rent-free period.

3. 租赁房屋用途/Purpose of Premises

租赁房屋用途为： 研发及办公场所 。丙方保证,在租赁期内未征得乙方书面同意并按规定经有关部门审核批准前,不得改变本合同项下约定房屋的用途。

The purpose of the Premises is research, development and office. Party C undertakes that during the Term of the lease, it will not change the purpose of the Premises provided hereunder before it obtains the prior written consent of the Lessor and the approval of relevant authority in accordance with regulations.

4. 租金标准及租金总金额/Rent Standard and Total Rent

自 2013 年 2 月 1 日至 2015 年 1 月 31 日，租赁房屋的日租金标准为人民币大写： 贰元叁角 /平方米·日（小写：￥2.30 元 /m^2·日），租赁房屋的年度租金

北京亦庄生物医药园房屋租赁合同书 - 3 -

合同编号：
Contract No.

标准为人民币大写：捌佰叁拾玖元五角/平方米· 年（小写：￥ 839.50 /m²·年）该租赁期内，租金总金额为人民币（大写）：捌佰零玖万贰仟叁佰柒拾柒元整，（小写）￥8092377.00 元；扣除 59 天免租期后，实际应付租金总金额为人民币（大写）：柒佰肆拾叁万捌仟叁佰叁拾陆元整，（小写）￥7438336.00 元。

From 1 February 2013 to 31 January 2015, the daily rent of the Premises shall be RMB: (in words)Two Yuan Thirty Cents /square meter per day, (in numbers:￥ 2.30 /m² per day). The annual rent of the Premises shall be: (in words) Eight Hundred Thirty Nine Yuan and Fifty Cents /square meter per year, (in numbers: ￥ 839.50 /m² per year). The total amount of rent in this Term shall be RMB: (in words) Eight Million, Ninety Two Thousand, Three Hundred and Seventy Seven Yuan, (in numbers) ￥ 8092377.00; Excluded the 59-day rent-free period, the total amount of the actual payable rent shall be RMB: (in words) Seven Million, Four Hundred Thirty Eight Thousand, Three Hundred and Thirty Six Yuan, (in numbers) ￥7438336.00.

自 2015 年 2 月 1 日至 2017 年 1 月 31 日，租赁房屋的日租金标准为人民币大写： 贰元肆角 /平方米·日（小写：￥2.50 元 /m²·日），租赁房屋的年度租金标准为人民币大写：玖佰壹拾贰元伍角/平方米· 年（小写：￥ 912.50 /m²·年）该租赁期内，实际应付租金总金额为人民币（大写）：捌佰柒拾玖万陆仟零陆拾贰元整，（小写）￥8796062.00 元。

From 1 February 2015 to 31 January 2017, the daily rent of the Premises shall be RMB: (in words)Two Yuan Forty Cents/square meter per day, (in numbers:￥ 2.5 /m² per day). The annual rent of the Premises shall be: (in words) Nine Hundred and Twelve Yuan Fifty Cents /square meter per year, (in numbers: ￥ 912.50 /m² per year). The total amount of the actual payable rent in this term shall be RMB: (in words) Eight Million, Seven Hundred and Ninety Six Thousand and Sixty Two Yuan, (in numbers) ￥8796062.00.

自 2017 年 2 月 1 日至 2021 年 1 月 31 日，租赁房屋的日租金标准为人民币大写： 叁元整 /平方米·日（小写：￥3.00 元 /m²·日），租赁房屋的年度租金标准为人民币大写：壹仟零玖佰伍元整/平方米· 年（小写：￥ 1095.00 /m²·年）该租赁期内，实际应付租金总金额为人民币（大写）：贰仟壹佰壹拾壹万零伍佰肆拾玖元整，（小写）￥21110549.00 元。

From 1 February 2017 to 31 January 2021, the daily rent of the Premises shall be RMB: (in words) Three Yuan/square meter per day, (in numbers:￥3.00 /m² per day). The annual rent of the Premises shall be: (in words) One Thousand Nine Hundred and Five Yuan/square meter per year, (in numbers: ￥1095.00/m² per year). The total amount of the actual payable rent in this term shall be RMB: (in words) Twenty One Million, One Hundred and Ten Thousand, Five Hundred and Forty Nine Yuan, (in numbers) ￥ 21110549.00 .

本合同项下，租赁期内实际应付的租金总金额为人民币（大写）：叁仟柒佰叁拾肆万肆仟玖佰肆拾柒元整，（小写）￥37344947.00 元。

北京亦庄生物医药园房屋租赁合同书 - 4 -

合同编号：______________
Contract No. __________

Under this Contract, the total amount of the actual payable rent in the Term shall be RMB (in words) Thirty Seven Million, Three Hundred and Forty Four Thousand, Nine Hundred and Forty Seven Yuan, (in numbers) ￥37344947.00.

(计算公式为:年租金=日租金标准*365*房屋建筑面积；每个付款季度租金=年租金/4；月租金=年租金/12)。

(Computing Formula: the annual rent = the daily rent *365* premises construction area; the quarterly rent = the annual rent /4; the monthly rent = the annual rent /12).

5. 租金支付/ Payment of Rent

房屋租赁租金支付以付款季度为计。自本合同生效之日起 7 个日历日内，丙方应向乙方支付租赁期内第一付款季度（即 2013 年 2 月 1 日至 2013 年 4 月 30 日止）的租金，共计人民币：（大写） 壹佰零壹万壹仟伍佰肆拾捌元整（￥1011548.00 元），扣除免租期后，承租人应付租金为叁拾伍万柒仟伍佰零叁元整（￥357503.00 元）；租赁期内的其余租金，丙方应在每付款季度开始 7 个日历日内向乙方支付。

The rent of the Premises shall be paid quarterly. Party C shall pay the first quarterly rent in the Term, (i.e. from 1 February 2013 and ending on 30 April 2013) to Party B within seven (7) Calendar Days after the effective date of this Contract, which totally is RMB: (in words): One Million and Eleven Thousand Five Hundred and Forty Eight Yuan (in numbers: ￥1011548.00). After deducting the rent-free period, the amount of rent to be payable by Lessee shall be RMB: (in words): Three Hundred Fifty Seven Thousand Five Hundred and Three Yuan (in numbers:￥357503.00); The rest rent in the Term shall be paid by Party C to Party B within seven (7) Calendar Days after the beginning of every payable quarter.

其中，自 2015 年 2 月 1 日至 2017 年 1 月 31 日的付款季度租金为壹佰零玖万玖仟伍佰零捌元整（￥1099508.00 元）；自 2017 年 2 月 1 日起至 2021 年 1 月 31 日的付款季度租金为壹佰叁拾壹万玖仟肆佰零玖元整（￥1319409.00 元）。

Among which, the rent of the payment quarter from 1 February 2015 to 31 January 2017 shall be (in words) One Million and Ninety Nine Thousand Five Hundred and Eight Yuan (in numbers: ￥1099508.00) ; the rent of the payment quarter from 1 February 2017 to 31 January 2021 shall be (in words) One Million Three Hundred and Nineteen Thousand Four Hundred and Nine Yuan (in numbers: ￥1319409.00) .

6. 租赁保证金/ Deposit

自本合同生效之日起 7 个日历日内，丙方须向乙方支付相当于 3 个月租金的房屋租赁保证金，具体金额为（大写）：人民币壹佰零壹万壹仟伍佰肆拾捌元整（￥1011548.00 元）。保证金金额在租赁期内根据租金的调整幅度调整。

Within seven (7) Calendar Days after the effective date of this Contract, Party C

北京亦庄生物医药园房屋租赁合同书 - 5 -

合同编号：______________
Contract No. __________

shall pay the Deposit, equivalent to three (3) months of rent to Party B. The specific amount is: (in words) One Million and Eleven Thousand Five Hundred Forty Eight Yuan (in numbers:￥1011548.00). During the Term, the amount of the Deposit shall be adjusted in proportion to the adjustment of the Rent.

7. 组成合同文件/ Documents constituting the Contract

7.1 本合同由下列合同文件组成：

7.1 This Contract is composed of the following contract documents:

（1）本合同书；

(1) This Contract;

（2）附件 1：租赁通用条款；

(2) Appendix 1: General Terms of the Lease

（3）附件 2：租赁房屋产权单位出具的委托经营管理授权书（复印件）；

(3) Appendix 2: Power of Attorney for Operation and Management of the Premises Issued by the Owner of the Premises

（4）附件 3：房屋附属设施和物品清单；

（5）附件 4：北京亦庄生物医药园入园企业项目计划表；

(5) Appendix 4: Schedule of Program of Enterprises in Beijing BDA Biomedical Park

（6）附件 5：环境保护承诺书。

(6) Appendix 5: Letter of Undertakings for Environmental Protection

上述各组成文件均由三方共同协商确定。构成合同的所有文件，按上述排列顺序互相解释和互为补充。如有不一致时，以排列顺序在先者为准。

All of the above documents should be negotiated by Parties. All of the documents incorporated into this Contract shall be interpreted and complementary with each other in the priority order listed above. In case of any discrepancy, it shall be determined according to the above priority order.

7.2 在租赁期内，甲方、乙方与丙方就租赁事宜所共同签署的书面协议或文件视为本合同的组成部分。

7.2 In the Term, the written agreements or documents regarding the lease affairs jointly signed by Party A, Party B and Party C shall be deemed as the component of this Contract.

北京亦庄生物医药园房屋租赁合同书 - 6 -

合同编号：____________
Contract No. ________

8. 本合同当事人的其他约定/ Other Matters Agreed by the Parties

8.1 在丙方确定发票抬头单位之前，甲方不开具发票，但最长时间不能超过三个月且不能跨年。发票一旦开具，除甲方过错外，不予退换。

8.1 Until Party C confirms the entity title of the invoice, no invoice shall be issued by Party A, but such period shall be no longer than three (3) months and shall not go beyond the year. Once an invoice is issued, no return or exchange shall be made unless it is caused by the fault of Party A.

8.2 丙方在亦庄生物医药园内从事相关工作，须经政府相关部门（如环保部门、安监部门等）审批同意的，须获得相关审批手续方可进行相关工作，乙方提供必要的协助。在获得相关审批同意之前，丙方不得从事该工作，否则丙方承担一切责任。

8.2 If approvals from relevant authorities (i.e. environmental protection department and work safety supervision department) are needed for Party C's operation in Beijing BDA Biomedical Park, Party C needs to obtain such approval before conduct any relevant work with necessary assistant provided by Party B. Party C shall not conduct such work until the aforesaid approvals are obtained, otherwise all liabilities shall be assumed by Party C.

8.3 在合同租期内，丙方非因不可抗力之因素提前解除合同的，应向乙方支付合同未履行期间内的租金的印花税，具体核算标准以国家相关规定为依据。

8.3 During the Term, if Party C early terminates the Contract for any reason other than Force Majeure, Party C shall pay stamp tax for the rent of the remaining unperformed Term to Party B. Specific accounting standards shall be based on the relevant national regulations.

9. 本合同当事人承诺按照合同约定行使权利、履行义务，并依法承担相应的法律责任。

9. The Parties to this Contract agree to exercise rights and perform obligations according to the Contract, and accordingly undertake legal liabilities.

10. 本合同书中有关词语含义与本合同《租赁通用条款》中的定义相同。

10. The definitions in this Contract shall have the same interpretations as those in the General Terms of the Lease of this Contract.

11.合同生效/Effectiveness of this Contract

11.1 合同订立时间：2013 年 2 月 1 日

11.1 The signature date of the Contract: 1 February 2013.

11.2 合同签订地点：北京经济技术开发区

11.2 The signature place of the Contract: Beijing Economic-Technological

北京亦庄生物医药园房屋租赁合同书 - 7 -

合同编号：____________
Contract No. ________

Development Area.

11.3 三方约定本合同自（甲方盖章，乙丙当事人的法定代表人、负责人或被授权人签署并加盖公司印章）时起生效（丙方完成公司注册前，丙方负责人、投资人和法定代表人承担连带责任；丙方在完成公司注册后需对本合同加盖公司公章。该公章不影响本合同自签字生效之日起的一切法律效力）。

11.3 Parties agree that this Contract shall take effect after the Party A's company seal and Party B and Party C's legal representatives, leading official or authorized personnel's signatures and company seals are affixed to this Contract. (Before the completion of company registration of Party C, the leading official, investor(s) and legal representative of Party C shall bear joint and several liability. After Party C finishes the company registration, company seal shall be affixed on this Contract. Such company seal shall not affect the legal effect after the execution of this Contract.)

签署：

SIGNATURE:

甲方：（盖章）北京经济技术投资开发总公司

Party A: (Seal) Beijing Economic and Technology Investment Development Parent Company

乙方：（盖章）	丙方：（盖章）
Party B: (Seal)	Party C: (Seal)
北京亦庄国际生物医药投资管理有限公司 Beijing BDA International Biological Pharmaceutical Investment Management Co., Ltd.	北京珐博进医药技术开发有限公司
负责人：____________（签字）	法定代表人：____________（签字）
Legal Representative: _____(Signature)	Legal Representative: _____(Signature)

北京亦庄生物医药园房屋租赁合同书 - 8 -

合同编号：____________________
Contract No. __________

负责人：/s/ 尹希杰 （打印）

Legal Representative: Yin Xijie (Print)

法定代表人：/s/ 托马斯·聂夫 （打印）

Legal Representative: Thomas B. Neff (Print)

北京亦庄生物医药园房屋租赁合同书 - 9 -

合同编号：__________
Contract No. __________

北京亦庄国际生物医药投资管理有限公司

北京亦庄生物医药园房屋租赁

附件 1—租赁通用条款

Appendix 1 General Terms of the Lease

1. 词语定义/Definition

下列词语除合同书另有约定外，具有且仅应具有本条所赋予的定义：

The following terms shall have the meaning only described in this article, except as otherwise set forth in this Contract.

1.1 租赁通用条款：是甲方、乙方与丙方根据法律、行政法规规定和三方房屋租赁的需要共同协商订立的、由三方共同遵守的关于租赁事宜的约定。

"General Terms of the Lease" shall mean the covenants mutually agreed on by the Parties for the purpose of Lease of the Premises in accordance with laws and regulations and to be abided by all Parties.

1.2 房屋或租赁房屋：是指合同书第 1 条所述房屋。

Premises shall mean the real estate described in Article 1 of the Contract.

1.3 房屋租赁：是指乙方将租赁房屋交付丙方使用，丙方向乙方支付租金。

Lease of the Premises shall mean that Party B delivers the Premises to Party C and Party C pays rent to Party B for use of the Premises.

1.4 建筑面积：是指租赁房屋的套内建筑面积和公摊面积之和。

Construction Area shall mean the total area of the construction area within the unit plus the shared area proportioned to the Premises.

1.5 租赁期：是指乙方同意将租赁房屋交付丙方使用的期限。

Term shall mean the period agreed by Party B, during which the Premises are delivered to Party C for its use.

1.6 租金：是指丙方为获得对租赁房屋的使用而须支付给乙方的有偿使用费，即使用租赁房屋的对价。

Rent shall mean the fees payable by Party C to Party B for the use of the Premises, i.e. the consideration of Lease of the Premises.

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 10 -

合同编号：____________________
Contract No. ____________

1.7 租金起算日：是指甲乙丙三方之间租金计收、丙方应向乙方交纳租金的起始日期；租金起算日应为租赁期的首日。

Commencement Date of the Rent shall mean the first day when the Rent is calculated between Party A, Party B and Party C and to be payable by Party C to Party B. The Commencement Date of the Rent shall be the first day of the Term.

1.8 租赁保证金：是指丙方交付的担保丙方在租赁期内依约履行各项义务的保证金，在整个租赁期间，租赁保证金应由乙方留置和保管，不用于抵扣租金、违约赔偿金以及其他任何费用。

Deposit shall mean the deposit payable by Party C to guarantee Party C's performance of all its obligations in accordance with the Contract during the Term. Throughout the Term, the Deposit shall be kept and retained by Party B and shall not be used as offset of the Rent, liquidated damages or any other fees.

1.9 付款季度：是指一年当中以任何的一天为开始，直至三个月后的这一天的前一天，不受月份的限制。

Payment Quarter shall commence from any day of a calendar year and end on the day immediately prior to the last day of three months after the commencement date and it is not necessarily a full calendar month.

1.10 房屋装修：是指包括但不限于对承租房屋的内部结构、墙面和内部设备设施的拆改、水电线路改动、房屋内外表面的涂刷、外观改造等行为。

Renovation of the Premises shall mean dismantling of or changes to the inner structure, surface of the wall and indoor equipment and facilities, changes to water pipes or electricity wires, pasting of interior or outer surface of the Premises, changes to the appearance of the Premises, etc.

1.11 房屋装饰：是指采用生活用具、布艺摆设、艺术品等不对房屋结构、内外表面和内部设备设施造成拆改或者其他损害的措施来装点房屋。

Decoration of the Premises shall mean decorating the Premises by way of laying out appliances or outfits, fabric art or artworks, which will not dismantle, change or otherwise damage the structure, interior or outer surface and indoor equipment and facilities of the Premises.

1.12 违约责任：指合同一方不履行合同义务或履行合同义务不符合约定所应承担的法律责任。

Liabilities shall mean the liabilities to be assumed by either party due to failure to perform its obligations of the Contract or failure to perform its obligations in accordance with the Contract.

1.13 损失：是指经济损失，除合同另有明确约定外，本合同所述损失均不包含预期经营利润和间接损失。

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 11 -

合同编号：
Contract No.

Losses shall mean economic losses, which shall not include the estimated business profits and indirect losses except as otherwise provide herein.

1.14 不可抗力：指不能预见、不能避免并不能克服的客观情况。

Force Majeure shall mean the objective circumstances which cannot be foreseen, avoided and overcome.

1.15 小时或天：本合同中规定按小时计算时间的，从事件有效开始时计算（不扣除休息时间）；规定按天计算时间的，开始当天不计入，从次日开始计算。时限的最后一天是休息日或者其他法定节假日的，以节假日次日为时限的最后一天，但租赁法律关系终止时除外。时限的最后一天的截止时间为当日 24 时。

"Hours or Day": If the time under this Contract is calculated by Hours, the time shall commence from the effectiveness of an event, including resting time; if the time under this Contract is calculated by Day, it shall commence from the following day rather than the day when an event happens. In case that the last day of the period is a rest day or other public holidays, the day following the last day of the rest days or the public holidays shall be such last day of the period, except under the circumstance that this Contract is terminated. The ending time of the last day of the period shall be 24:00 of the day.

1.16 三方：三方是指对甲方、乙方和丙方的合称。

Parties shall mean Party A, Party B and Party C collectively.

2. 租赁房屋的所有权和经营权状况/Ownership and Operation Right of the Premises

甲方北京经济技术投资开发总公司（简称"总公司"）对房屋享有所有权，并将房屋委托乙方经营管理。根据总公司的委托授权，乙方有权将房屋以自己的名义出租给丙方，并代总公司向丙方收取房屋租金，及向丙方出具由甲方开具的相应金额的发票。同时，乙方独立承担租赁法律关系中应由出租方承担的全部义务及法律责任。

Party A Beijing Economic and Technology Investment Development Parent Company (the "Company") is entitled to the ownership of the Premises and entrusts Party B to operate and manage the Premises. Based on the Company's authorization, Party B shall have the right to lease the Premises to Party C under its own name, collect the Rent from Party C on behalf of the Company and deliver the invoice issued by Party A to Party C. Meanwhile, Party B shall independently perform all obligations and assume liabilities which shall be performed and assumed by a lessor in a lease relationship.

丙方确认已知悉所承租房屋的所有权和经营权权属关系，且丙方同意：因房屋租赁法律关系所产生的应由出租方承担的全部义务及法律责任，均由乙方自行承担，丙方不对房屋产权人甲方主张任何权利和要求承担任何责任。

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 12 -

合同编号：__________
Contract No. __________

Party C confirms that it has been fully aware of the ownership and operation right of the Premises and agrees that Party B shall independently perform all obligations and assume all liabilities which shall be performed and assumed by a lessor regarding Lease of the Premises and Party C shall not claim against Party A, the owner of the Premises, for any right or liabilities.

3．租赁房屋用途/Purpose of the Premises

租赁房屋用途由乙方与丙方在合同书中明确约定。丙方保证，在租赁期内未征得乙方书面同意并按规定经有关部门审核批准前，不擅自改变租赁房屋的用途，否则乙方有权依据本合同约定解除合同并要求丙方赔偿损失。

The purpose of the Premises shall be expressly prescribed by Party B and Party C in the Contract. Party C undertakes not to unilaterally change the purpose of the Premises without obtaining Party B's prior written consent and approval of relevant authority in accordance with regulations. Otherwise, Party B shall be entitled to terminate this Contract and claim for liquidated damages against Party C.

4．房屋改善/Improvement of the Premises

4.1 未经乙方的事先书面同意，丙方不得擅自改变或破坏房屋结构及配套设备设施和物品，不得对租赁房屋进行装修改造。

Party C shall not unilaterally change or destroy the structure of the Premises and ancillary equipment and facilities and shall not renovate or re-construct the Premises, without obtaining Party B's prior written consent.

4.2 如丙方确有必要对租赁房屋进行装修改造，则：

In the event that Party C has to renovate the Premises, then the following applies:

4.2.1 丙方须保证其拟进行的装修改造，不应在任何方面实质改变或影响房屋的特性和减少房屋的价值；

Party C undertakes that the proposed renovation shall not in any aspect materially change or affect the nature of the Premises or depreciate the value thereof;

4.2.2 丙方拟实施的行为须经相关行政管理部门许可时，应事先取得相关行政管理部门的批准手续；且丙方应在装修改造前至少提前 10 个工作日提交书面申请并附具详细的说明材料，经乙方书面同意后，丙方应严格依照获准的申请材料内容进行装修改造和/或安装拆改设备设施；

4.2.2 In case that the proposed renovation requires approval from relevant administrative authority, Party C shall obtain all administrative approval formalities from relevant authority's in advance, and Party C shall submit a written application to Party B for its approval at least ten (10) business days prior to the proposed renovation attached with a detailed statement. After obtaining the written approval from Party B, Party C shall renovate and decorate the Premises and/or install and dismantle the equipment and facilities strictly in accordance with Party B's approval.

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 13 -

合同编号：____________________
Contract No. ____________

4.2.3 丙方应保证装修改造等工作的施工质量和施工安全均符合国家和北京市相关法律法规规定和规范要求，丙方应对施工质量和施工安全负责，并承担因工程质量和工程安全问题使乙方产生的全部经济损失（包括直接损失和间接损失）。

Party C undertakes that the construction quality and safety of the renovation shall comply with relevant national and Beijing municipal laws, regulations and requirements. Party C shall be responsible for the construction quality and safety and assume all Losses caused to Party B due to construction quality and safety problems (including direct Losses and indirect Losses).

4.3 丙方在租赁房屋的外围设置相关标识的，不得违反国家法律法规以及北京市有关规定，并经乙方同意；如丙方有在租赁楼层进行冠名意向的，甲乙双方另行协商。

Party C may set up relevant signboards near the Premises only after obtaining Party B's consent and shall not violate any national and Beijing municipal laws, regulations and requirements. In the event that Party C intends to name a floor of the Premises, Party A and Party B shall negotiate separately.

4.4 丙方同意：乙方的书面同意不作为减轻或免除丙方应就其行为承担法律法规规定的义务和法律责任的依据。

Party C agrees that Party B's written consent shall not be deemed as the basis for relieving or exempting Party C's obligations and liabilities in accordance with laws and regulations.

5. 房屋租赁期/Term of the Lease

5.1 房屋租赁期是指公历日期，由乙方与丙方在合同书中明确约定。

The Term refers to calendar date and shall be set forth in the Contract by Party B and Party C.

5.2 租赁期满，丙方有意继续承租的，应自租赁期届满之日起至少提前 45 个日历日向乙方提出书面续租申请。丙方提出书面续租申请后在同等条件下享有优先承租权。双方就续租事宜经协商达成一致意见后，于租赁期届满 45 个日历日前另行签订房屋租赁合同。

Upon expiration of the Term, in the event that Party C intends to continue to lease the Premises, it shall submit a written renewal application to Party B at least forty five (45) calendar days prior to the expiration of the Term, after which Party C shall have the priority right to continue to lease the Premises under the same conditions. After Party B and Party C reach agreement regarding renewal of the lease, a new lease contract shall be executed within forty five (45) calendar days prior to expiration of the Term.

5.3 丙方未按 5.2 条约定期限提出书面续租申请的，视为丙方不继续承租，

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 14 -

合同编号：____________
Contract No. __________

除非双方另行达成一致意见，丙方应自租赁期满之日起__5__个日历日内按本租赁通用条款第 10 条约定返还房屋。

Failure of Party C to submit the written renewal application within the time frame set forth in Article 5.2 shall be deemed as not agreeing to renew the lease by Party C, except as otherwise mutually agreed by the Party B and Party C, Party C shall hand over the Premises back within five (5) calendar days after expiration of the Term subject to Article 10 of the General Terms of the Lease.

丙方书面告知乙方不续租的或丙方未依约提出书面续租申请的，乙方有权在租赁期满前 45 个日历日内带领第三方客户进入丙方承租房屋内考察，丙方对此应给予积极配合和协助。

In the event that Party C notifies Party B in writing that it will not renew the lease or it fails to submit a written renewal application in accordance with this Contract, Party B shall have the right to enter into the Premises so as to show a third client around within forty five (45) calendar days prior to the expiration of the Term and Party C shall provide active cooperation and assistance for this purpose.

6. 房屋租金/Rent

6.1 为了租用租赁房屋，丙方应向乙方支付租金，租金应由丙方在三方约定的时间内以人民币向乙方足额支付。租金的支付无需乙方的请求或通知。

Party C shall pay Party B the Rent for use of the Premises, which shall be fully paid by Party C in RMB within the time frame agreed by the Parties. Payment of the Rent does not require Party B’s request or notice.

本合同项下所述租金为租赁期内的房屋租赁使用费，租赁期间发生的水费、物业管理费、取暖费、制冷费和电费等费用均由丙方自行承担。

The Rent set forth herein shall refer to the fees of using the Premises during the Term. All the fees or charges regarding the water, property management, heating, cooling and electricity during the Term shall be borne by Party C.

6.2 房屋租金标准是测算应交纳租金的依据，分为日租金标准、月租金标准、付款季度租金标准、或年租金标准。乙方与丙方实际执行的租金标准由三方协商一致后在合同书中明确约定。丙方应根据房屋租金标准按时足额向乙方交纳租金。

The Rent Standard, which includes the daily Rent Standard, monthly Rent Standard, Payment quarterly Rent Standard or yearly Rent Standard, shall be the base of calculating the Rent. The Rent Standard actually applied by Party B and Party C shall be negotiated by the Parties and set forth in the Contract. Party C shall pay the full Rent based on the Rent Standard on time.

6.3 租金支付/Payment of the Rent

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 15 -

合同编号：________________
Contract No. ____________

6.3.1 在租赁期内，全部租金均应以预付方式支付。

Within the Term, all the Rent shall be paid in advance.

6.3.2 租赁期内的租金（包括但不限于最后一次租金），丙方应按付款季度以预付方式支付。丙方应于每租赁付款季度开始的 7 个日历日内支付本付款季度租金，如缴付截止日为国家法定节假日（含双休日），则缴付租金的最后期限截止至该法定节假日后的第一个工作日。最后一次租期不到一个付款季度的，按实际租赁天数计算。

Party C shall pay the Rent within the Term, including but not limited to the last installment of the Rent, quarterly in advance. Party C shall pay the Rent for a Payment Quarter within seven (7) calendar days from beginning of such Payment Quarter. In the event that the deadline for the payment is a national holiday (including Saturday and Sunday), then the deadline shall be postponed to the first business day following the national holiday. In the event that the last installment of Rent fails to be a full Payment Quarter Rent, the Rent shall be calculated based on actual occupation days.

6.3.3 丙方应以现金、支票或银行汇款方式向乙方直接支付租金；丙方每次应支付租金的数额、日期等具体信息，由乙方与丙方在合同书中明确约定。

Party C shall pay the Rent to Party B directly by cash, check or bank remittance. The amount of the Rent payable by Party C each time, each payment date and other detailed information shall be set forth in the Contract by Party B and Party C.

户名：北京亦庄国际生物医药投资管理有限公司

Bank Account: Beijing BDA International Biological Pharmaceutical Investment Management Co., Ltd.

账号：11221201040000058

Account No.: 11221201040000058

开户行：中国农业银行股份有限公司北京经海路分理处

Opening Bank: Beijing Jinghai Road Branch of the Agricultural Bank of China Limited

6.3.4 乙方代甲方收取租金后，向丙方出具由甲方开具的相应金额的正式发票。

After Party B collects the Rent on behalf of Party A, Party B shall deliver the formal invoice issued by Party A to Party C for such Rent paid accordingly.

7. 房屋租赁保证金/Deposit of the Premises

7.1 房屋租赁保证金是由丙方交付的、担保丙方如约履行其在租赁合同项下

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 16 -

合同编号：
Contract No.

各项义务的保证押金。丙方应以现金或者支票方式向乙方交付房屋租赁保证金，且在任何时候，丙方都无权把房屋租赁保证金当作租赁协议项下未支付的租金。

The Deposit of the Premises shall be paid by Party C for the purpose of guaranteeing Party C's performance of its obligations under this Contract. Party C shall pay the Deposit in cash or by check to Party B and in no event shall Party C have the right to use the Deposit as the Rent payable hereunder.

房屋租赁保证金的具体数额和支付时间，由乙方与丙方在合同书中明确约定。

The detailed amount of the Deposit and its payment schedule shall be set forth in the Contract by Party B and Party C.

7.2 在整个租赁期间，房屋租赁保证金应被乙方留置，不用于抵扣丙方欠付的租金、违约赔偿金以及其他任何费用（包括但不限于因丙方原因导致乙方或第三人所发生的损失）。

Throughout the Term, the Deposit shall be kept by Party B and shall not be used to offset the Rent, liquidated damages and any other fees (including but not limited to the Losses caused to Party B or a third party due to the reason of Party C) to be paid by Party C.

7.3 租赁期满或租赁合同解除后，乙方有权将房屋租赁保证金首先用于抵扣应由丙方承担的租金、违约赔偿金以及其他任何应由丙方承担的费用（包括但不限于因丙方原因导致乙方或第三人所发生的损失）。抵扣完毕后如有剩余，剩余部分由乙方如数返还丙方，乙方不为房屋租赁保证金对丙方负有支付利息、资金占用费等相同性质任何其他费用的义务。

Upon expiration of the Term or after this Contract is terminated, Party B shall have the right to offset the Rent, liquidated damages and any other fees (including but not limited to the Losses caused to Party B or a third party due to the reason of Party C) payable by Party C against the Deposit. If there is any remaining amount after the offset, the remaining part shall be returned to Party C by Party B and Party B shall not be obligated to pay Party C any interests, funds possession cost or other fees with similar natures in connection with the Deposit.

8. 其他费用/Other Fees

租赁期内，与租赁房屋有关其他各项费用的承担方式为：

Within the Term, other fees in connection with Lease of the Premises shall be born subject to the following:

8.1 租赁房屋的电话费（丙方自行申报安装的电话除外）、电视收视费、网络通讯费、停车费由丙方承担，具体事宜由丙方与相关单位商议；前述费用标准将参照国家和北京市规定的收费标准确定。

Telephone bills (except the telephone installed by Party C on its own), cable bills,

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 17 -

合同编号：__________________
Contract No. __________

internet bills and parking bills shall be borne by Party C. Party C shall consult with relevant entity regarding the details thereof. The aforementioned rates shall be determined in accordance with the national and Beijing municipal rates.

8.2 丙方租赁区域内经营管理活动所发生的所有维修维护费用由丙方承担，以物业现场公示收费标准为准。

All repair and maintenance fees spent by Party C in the business and management activity in rent area shall be borne by Party C. The charging standard shall be set by the charging standard published on the premises site.

9. 租赁房屋的交付/Delivery of the Premises

9.1 甲方应于租赁期开始当日或开始当日起__7__日内将租赁房屋交付给丙方。

9.1 Party A shall deliver the Premises to the Party C on the beginning of the Term or within seven (7) days of the beginning of the Term.

9.2 同时满足下列条件视为房屋交付：

9.2 The satisfaction of the following conditions shall be deemed as the Premises delivery:

9.2.1 甲方提供的房屋符合合同书第 1 条的规定；

9.2.1 The Premises provided by Party A shall comply with the provisions of the Article 1 of this Contract;

9.2.2 经双方交验房屋附属设施和物品，并在《房屋附属设施和物品清单》签字或盖章；

9.2.2 Party A and Party C shall check the ancillary equipment and facilities of the Premises, and sign or seal the List of Ancillary Facilities and Articles of the Premises.

9.2.3 甲方或租赁房屋的物业管理公司将房屋的房门钥匙交付给丙方（该款仅适用于企业独栋）。

9.2.3 Party A or the property management company of the Premises shall deliver the key of the Premises to Party C (This clause only apply to enterprise single buildings).

10. 租赁房屋的返还/Return of the Premises

10.1 自租赁期届满或租赁合同解除之日起，丙方应在五个日历日内返还承租房屋。丙方应在前述时间内，组织与丙方相关的全部人员撤离租赁房屋，并将丙方所有的设备、设施、器具和其他物品，以对租赁房屋及其附属设施不造成损害的合理方式搬离，并将租赁房屋返还给甲方。

10.1 Party C shall return the Premises in five (5) calendar days as of the

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 18 -

合同编号：
Contract No.

expiration of the Term or the date of the termination of the Contract. Party C shall organize all relevant persons to withdraw from the Premises within the above period, and move all the equipment, facilities, implement and other properties away from the Premises with an appropriate way with no harm to the Premises, after which Party C shall return the Premises to Party B.

10.2 同时满足下列条件视为丙方向甲方返还租赁房屋：

10.2 The satisfaction of the following conditions shall be deemed as the return of the Premises from Party C to Party A:

10.2.1 丙方及关联第三方的物品、设备和设施依据本合同相关约定搬离租赁房屋，房屋装修、装饰已按本租赁通用条款 10.4 条约定处理，租赁房屋处于能让第三人使用的状态；

10.2.1 The properties, equipment and facilities of Party C and its affiliated third party have been moved away from the Premises subject to the relevant provisions of this Contract, the renovation and decoration of the Premises have been handled in accordance with the Article 10.4 of this General Terms of the Lease, and the Premises are available for the third person's usage;

10.2.2 丙方将租赁房屋的房门钥匙交还给甲方，甲方完全自主控制租赁房屋且甲方能够随时自由出入租赁房屋；

20.2.2 Party C delivered the Premises key to Party A, and Party A can fully control the Premises at its discretion and Party A can enter into or exit from the Premises freely at all times;

10.2.3 甲方与丙方按照经双方签字或盖章的《房屋附属设施和物品清单》对租赁房屋的附属设施和物品验收完毕。

10.2.3 Party A and Part B completed the examination of the ancillary equipment and facilities in the Premises according to the List of Ancillary Facilities and Articles of the Premises signed or sealed by the Party A and Party B.

10.3 丙方返还承租房屋时，甲方与丙方应及时结清各自应当承担的费用，甲方有权要求丙方支付其应当承担的各项费用，包括但不限于房屋租金、应付违约赔偿金、对房屋以及附属设施和物品未按照约定或实物性质使用所产生的损害赔偿金。

10.3 Party A and Party C shall settle the fee payable by each other timely once Party C returns the Premises. Party A is entitled to require Party C to pay the expenses the Party C has to undertake, which include but not limited to the Rent, violation penalty and the liquidated damage caused due to the usage of the Premises and its ancillary equipments and facilities, which did not comply with the covenants or the nature.

10.4 甲方与丙方同意：租赁期届满或租赁合同解除时，丙方应拆除其对租赁

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 19 -

合同编号：__________________
Contract No. ____________

房屋进行的全部装修装饰并承担相关全部费用，将租赁房屋恢复至交付时原貌（因自然属性导致的损耗除外）。如因丙方的拆除行为造成房屋损坏或使用价值降低，丙方应向甲方支付房屋恢复原状所需费用和赔偿甲方因此所受到的损失。

10.4 Party A and Party C acknowledge that Party C shall dismantle the entire renovation and decoration and pay the entire relevant fees as of the expiration of the Term or the termination of the Contract, and restore the Premises to the original conditions as it was delivered (except for the normal loss due to its natural quality). In the event that any damage to the Premises or the depreciation of the usage value caused due to the dismantling of Party C, Party C shall pay Party A the necessary fee for restoring the Premises and compensate the losses caused to Party A.

10.5 丙方同意并承诺：自丙方依约应向甲方返还租赁房屋之日起超过 7 个日历日（含 7 个日历日）时，未经甲方同意仍滞留在租赁房屋内的物品、设备和设施（包括关联第三方滞留的物品、设备和设施），甲方有权自行处置，丙方不得因此向甲方主张任何权利和请求承担任何费用，并且如因该处置致使甲方负担的任何赔偿、罚金、费用支出和损失等，由丙方负责向甲方支付。同时，甲方有权要求丙方按照本合同相关约定承担违约责任。

10.5 Party C agrees and acknowledges that, if the properties, equipment and facilities (including the properties, equipment and facilities left by the affiliated third party) were left in the Premises without the consent of Party A for more than seven (7) calendar days after the date Party C shall return the Premises to Party A according to the Contract, Party A is entitled to dispose them at its discretion. Party C shall not claim any right and expenses against Party A due to the disposal, and, in case any claims, penalty, expenditure and losses are caused to Party A due to the disposal, Party C shall compensate and pay back to Party A. Meanwhile, Party A is entitled to require Party C to assume the violation liability subject to this Contract.

10.6 丙方同意并承诺：自丙方依约应向甲方返还租赁房屋之日起超过 7 个日历日（含 7 个日历日）时，丙方未依约返还租赁房屋的，甲方有权自行切断租赁房屋的水、电、气、热等一切能源供应，有权自行更换租赁房屋钥匙并禁止丙方及其关联第三方再行进入租赁房屋，甲方并有权按照本条 10.4 和 10.5 款的约定处理租赁房屋装修和丙方及其关联第三方滞留的物品、设备和设施，丙方在任何时候不得就此对甲方提出任何异议，不得要求甲方赔偿损失（包括直接损失和间接损失）和承担任何补偿、赔偿或者费用支付等法律责任。

10.6 Party C agrees and acknowledges that, in the event that Party C's failure to return the Premises subject to the Contract continues for more than seven (7) calendar days (including seven (7) calendar days) after the date Party C shall return the Premises to Party A subject to the Contract, Party A is entitled to cut off the supply of water, electricity, gas, heating and other energy at its own discretion, and is entitled to change the Premises key and prohibit Party C and affiliated third party from entering into the Premises any more. Party A is also entitled to dispose the decoration of the Premises and the properties, equipment and facilities of Party C and affiliated third

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 20 -

合同编号：____________
Contract No. ________

party subject to the Article 10.4 and 10.5 of this Contract. Party C shall not plead claims against Party A at any time in this regard, and shall not claim any losses compensation (including direct loss or indirect loss) and require Party A to assume any the legal responsibility of the compensation, indemnification or expenditure payment etc.

11．租赁房屋的使用/Usage of the Premises

11.1 丙方应按本合同的约定、租赁房屋的性质以及物业管理规定使用租赁房屋及相关设备设施，并尽其最大努力以善意和合理的方式保持租赁房屋及园区内其他房屋的安全及自然完好。丙方任何使用、装饰装修、安装、改造等行为均不得减损租赁房屋原有价值。

11.1 Party C shall use the Premises and relevant faculties and equipment in accordance with the provisions of this Contract, the nature of the Premises and the provisions of the property management regulations, and shall duly make its best effort and operate in a good faith and reasonable manner to preserve the Premises and other premises in the Park in a safe and soundness condition. Any of the usage, decorations, innovations, installment and transformation conducted by the Party C shall not decrease the original value of the Premises.

11.2 在本合同租赁期内，未经甲方书面同意，丙方不得在其租赁区域内饲养实验动物；严格遵守《北京亦庄生物医药园入园企业项目计划表》（附件 4）进行相关研究作业，不违反园区相关规定，如有改动，应提前 15 日书面通知甲方，并重新填写《北京亦庄生物医药园入园企业项目计划表》，经双方签字盖章后作为本合同附件生效。

11.2 In the Term of this Contract, Party C shall not raise Laboratory Animals in the rent area without the written consent of the Party A; Party C shall strictly abide by the Schedule of Program of Enterprises in Beijing BDA Biomedical Park (Appendix 4) to conduct relevant research operation, shall not violate relevant regulations in the Park. In the event of any modification, Party C shall inform the Party A with a fifteen (15) days prior written notice, and fill the Schedule of Program of Enterprises in Beijing BDA Biomedical Park again, which will take effect as the Appendix of this Contract after the signature and seal of Party A and Party C are affixed to it.

11.3 丙方如需在租赁房屋内或其相关区域安装或使用任何水、电设备，必须事先取得甲方书面同意。因丙方的使用需要办理增容手续所发生的相关费用由丙方负担。

11.3 In the event that Party C needs to install or use any equipment of the water and electricity in the Premises and its relevant area, Party C shall obtain the written consent from the Party A in advance. The relevant cost for capacity increase procedures due to the usage requirement of the Party C should be borne by itself.

11.4 租赁房屋内清洁及消防保安工作由丙方自行负责。丙方应根据行业规范

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 21 -

合同编号：________________
Contract No. __________

要求和确保租赁房屋完好的需要，对自用物业定期进行清洁、维护。丙方须按照园区相关规定对实验室废弃物进行处理。

11.4 Party C shall be liable to undertake the clean, safety and fire protection work in the Premises. Party C shall clean and maintain the self-used property regularly according to the requirement of the industrial regulations and to ensure the soundness of the Premises. Party C shall deal with the rubbish in the laboratory according to the relevant regulations of the Park.

11.5 未经国家有关管理部门资质认定及甲方同意，丙方不得在租赁房屋内使用、贮存易燃、易爆、剧毒、化学污染物等危险物品，不得在租赁房屋内圈养实验动物。研发、生产中产生的异味要妥善处理和排除，不得扩散到公共区域或毗连区域。因丙方原因造成第三方人身、财产损害的，由丙方独立对第三方承担全部赔偿责任；因此给乙方造成任何损失（包括但不限于律师费、赔偿金、利息等），丙方应予以赔偿。丙方不得在承租房屋地面放置超过设计荷载的物品，乙方批准丙方搬进的营业机具和机械设备应放置在托架上，托架应按乙方的要求安置并足以防止震动和产生噪音干扰其他租户，置办托架的费用由丙方自行承担。

11.5 Without the qualification certification of the relevant administration authorities of the State and the consent of Party A, Party C shall not use and/or store any explosive, corrosives, poisonous or chemical pollutant and other dangerous materials, shall not raise experimental animals in the Premises. The peculiar smell generated in the research and production shall be properly dealt with and excluded, shall not spread to the public area or surrounding area. In case any personal and property damages of the third party due to the reason of the Party C, Party C shall be responsible for the whole compensation to the third party independently, and, any losses (include but not limited to the attorney fee, compensation and interest etc.) incurred to Party B due to this reason shall be compensated by Party C. Party C shall not place articles beyond the designed weight endurance on the floor of the Premises. The operational instruments and equipment placed by Party C with Party B's approval shall be put on the brackets, which shall be installed according to Party B's requirement and avoid shakes and noises disturbing other lessees. The fees for such brackets shall be borne by Party C itself.

11.6 丙方利用租赁房屋开展的各项活动，应遵守行政管理机关关于住宅区环境噪音管理的各项规定。

11.6 The activities Party C conducted by using the Premises, shall abide by the regulations regarding the management of the environmental noise for residential areas enacted by the administrative management authorities.

11.7 丙方利用租赁房屋开展的各项活动，应遵守《中华人民共和国环境保护法》等相关法律、法规的规定，且须符合北京市以及北京经济技术开发区环境保护的相关规定。因丙方违反相关规定造成乙方及园区相关企业损失的，由丙方承担相关赔偿责任。

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 22 -

合同编号：__________________
Contract No. __________

11.7 The activities Party C conducted by using the Premises, shall abide by the provisions of the *Environmental Protection Law of People's Republic of China* and other relevant laws and regulations, and shall abide by the relevant environmental protection regulations of the Beijing City and Beijing Economic-Technological Development Area. In the event that any losses of the Party B and relevant enterprises in the Park were aroused due to violation of relevant regulations by Party C, the compensation liability should be undertaken by the Party C.

11.8 在租赁期限内，如发生任何与租赁房屋相关的、对任何第三方造成的人身伤害或财产损失，除非该损害系因乙方的过失或故意行为造成，否则丙方应确保使乙方不承担任何相关的索赔、责任、损害、损失或费用支出，对第三方造成的人身伤害或财产损失由责任方负责。

11.8 In the rental Term, in the event that any personal or property loss related to the Premises was arouse to the third party, except the loss suffered due to Party B's negligence or willingness, otherwise Party C shall ensure that Party B be free from any related claims, responsibilities, damages, loss or expenditures, the responsibility of the personal or property loss arouse to the third party should be undertaken by the responsible party.

12. 租赁房屋的物业管理/Property Management of the Premises

12.1 园区聘请专业物业管理公司进行统一管理。丙方应及时与物业管理公司签订物业及相关合同，并遵守园区相关物业管理规定。

12.1 The Park has engaged professional property management company for centralized management. Party C shall execute property management contract and relevant contract in time with the property management company and shall abide regulations of the park regarding property management.

12.2 乙方与丙方同意：因物业管理公司未依照物业管理委托协议履行自身义务时，丙方不得因物业管理公司的违约行为而拒绝或者延迟向乙方支付全部或者部分租金。

12.2 Party B and Party C agree that, in the event that the property management company fails to perform its obligations stipulated in the Property Management Agreement, Party C shall not refuse to or delay to pay the total or partial Rent due to the violation of the property management company.

13. 租赁房屋及附属设备设施的维修、维护 The Repair and Maintenance of the Premises and its Ancillary Facilities

13.1 丙方应保证丙方及其丙方的关联第三方合理使用并爱护租赁房屋及其附属设备设施。因丙方或丙方的关联第三方保管不当或不合理、不正当使用，致使该房屋及其附属设备设施和物品发生损坏或故障的，丙方应负责维修或向乙方支付维修费用，并就因此造成乙方损失承担赔偿责任（在没有其他相反证据的情况下）。如丙方拒不维修也不支付维修费用或拒不承担赔偿责任的，乙方可自行

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 23 -

合同编号：________________
Contract No. __________

或委托租赁房屋的物业管理公司、其他第三方代为维修或购置新物，费用由丙方承担，丙方放弃就费用金额提出异议的权利。

Party C shall guarantee that Party C and its affiliates should reasonably use and take good care of the Premises and its ancillary facilities. Party C shall be liable for maintenance or pay to Party B for maintaining if the Premises, its ancillary facilities and articles are damaged or in malfunction due to improper preservation or unreasonable and incorrect use of Party C or its affiliates. Party C shall also compensate Party B for the loss as a result of such improper preservation or use (in the absence of proof to the contrary). If Party C failed to maintain, pay the maintenance fees, or compensate Party B for Party B's loss, Party B may maintain or replace the articles and ancillary facilities of the Premises by itself or by the property management company or a third party. Party C shall pay Party B fully for such maintenance or replacement without any objection.

13.2 租赁期内，丙方对房屋进行的装修、改善和自行增置的物品、设备和用具及自用设备、设施、物品，乙方及物业管理公司不承担维修、维护义务。但丙方可有偿委托物业管理公司对前述物品、设备、设施提供维修和养护服务。

During the Term, Party B and the property management company are not responsible for the repair and maintenance of the renovations and improvements of the Premises furnished by Party C or the articles, equipments and instruments installed by Party C or self-used equipments, facilities, and articles of Party C. However, Party C may pay the property management company to repair and maintain such articles, equipments and facilities.

13.3 对于租赁房屋及其附属设备设施因自然属性及按照约定或实物性质使用而导致的损耗，丙方不承担赔偿责任。

Party C shall not be responsible for compensation for the deterioration of the Premises and its ancillary facilities because of their nature and used as agreed or by their nature.

13.4 对通过承租房屋的水、电、蒸气、通讯等管道和其它公共设施，乙方在事先通知丙方后，有权派工作人员进入丙方承租房屋进行有关检查、维修或改建工程，丙方应给予必要的协助。但在遇到紧急事故（包括但不限于水灾、火灾及匪险等）时，乙方可在未事先通知丙方的情况下进入丙方承租房屋内进行事故处理，并有权暂时终止任何设施运行以进行维修。

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 24 -

合同编号：__________________
Contract No. ____________

14. 转租或提供他人使用 Sublease or Permitting Use by Others

14.1 未经乙方事先书面同意，丙方不得在租赁期内将本合同项下所租赁的房屋部分或全部转租给他人，也不能以转让、转借、转包等任何有偿或无偿方式事实上导致租赁房屋由第三方使用。

Without Party B's prior written consent, during the Term, Party C shall neither sublease the Premises herein, in whole or in part, to others, nor make the Premises available for third party's use, through paid or unpaid method, such as transfer, borrow, or subcontract.

14.2 经乙方事先书面许可，丙方可将租赁房屋的全部或部分转租给第三方；丙方应在转租前至少提前 15 个工作日将转租申请及转承租的第三方情况（包括但不限于与丙方的关联关系、营业内容、资产状况等）书面告知乙方。

Party C may sublease the Premises wholly or partly to a third party if Party C obtains Party B's prior written permission. Party C shall give Party B a written application for sublease and a statement which shall indicate the information of the third party including but not limited to the relationship with Party C, its business scope and asset, at least fifteen (15) business days before such sublease.

14.3 无论是否经过乙方的事先书面同意，丙方转租的，就租赁合同约定应由丙方承担的义务仍由丙方对乙方履行并承担责任，就转承租的第三方的与租赁房屋相关的行为，丙方应依据租赁合同的约定对乙方承担义务和责任。丙方与转承租的第三方就转租事宜所签署的协议，其内容不得与本协议的内容相冲突或背离，且该协议的效力受制于本协议的效力，其不得脱离本协议而独立存在。

If Party C subleases the Premises to a third party, regardless Party B's prior consent has been obtained or not, all the responsibilities undertaken by Party C hereunder shall still be performed by Party C to Party B, and Party C shall take all the responsibilities and liabilities to Party B in accordance with the provisions hereunder for the actions of the third party under the sublease relating to the Premises. The new lease agreement between Party C and the third party shall not conflict with or be inconsistent with this Contract, and the validity of the new lease agreement shall be subject to this Contract, and shall not exist independently away from this Contract.

15. 合同的解除 Termination of this Contract

15.1 经乙方与丙方协商一致，可以解除本合同。

This Contract may be terminated after mutual agreement between Party B and Party C.

15.2 因地震、火灾等不可抗力致使房屋毁损、灭失或造成其他损失的情形发生导致本合同目的无法实现，双方均有权解除本合同，且双方互不承担违约责任。

If purpose of this Contract cannot be realized due to damage, destruction of the Premises or otherwise caused by earthquake, fire or other force majeure, the Party B

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 25 -

合同编号：________________
Contract No. __________

and Party C are both entitled to terminate this Contract without any liability.

15.3 乙方有下列情形之一的，丙方有权单方解除合同：Party C is entitled to terminate this Contract if:

15.3.1 未按约定时间交付房屋达 30 （含本数）个日历日的；Party B delays delivery of the Premises for more than thirty (30) (including 30) calendar days;

15.3.2 交付的房屋不符合合同约定，不能正常使用或者严重影响丙方正常使用的；the condition of the delivered Premises is incompliance with this Contract or not suitable for normal use or materially affecting Party C's normal use;

15.3.3 交付的房屋严重危及丙方安全或者健康的；the condition of the delivered Premises brings harm to Party C's safety and health seriously;

15.4 丙方有下列情形之一的，乙方有权单方解除合同：Party B is entitled to terminate this Contract if:

15.4.1 迟延支付租金达 30 （含本数）个日历日的；Party C delays payment of Rent for more than thirty (30) (including 30) calendar days;

15.4.2 丙方未按时支付根据本合同约定应由丙方承担的费用，逾期超过 30 个日历日的（含本数）；Party C delays payment of expenses and fees which should be borne by Party C according to this Contract for more than thirty (30) (including 30) calendar days;

15.4.3 擅自将该房屋转租、转让、转借予第三人或事实上导致由第三人使用租赁房屋的；Party C subleases, transfer, or lend the Premises to a third party, or actually make the Premises available for a third party's use, without Party B's consent;

15.4.4 擅自改变该房屋用途的；Party C changes the usage of the Premises without Party B's consent;

15.4.5 擅自拆改变动或损坏房屋主体结构的；Party C dismantles, changes or damages the main frame structure of the Premises, without Party B's consent;

15.4.6 违反本合同《附件 1》11.2 条约定的；Party C violates Article 11.2 of Appendix 1 to this Contract;

15.4.7 丙方或丙方的关联第三方违反园区管理规定，经告知后仍不改正的；Party C or its affiliates violates the regulations of the Park and fail to correct after notice;

15.5 因本条 15.3 款和 15.4 款的规定解除合同时，解除权人对违约方不承担支付任何补偿、赔偿、违约金、所产生的全部费用和其他任何支出的义务；违约方应在本合同解除之日起 3 个工作日内向解除权人支付相当于乙方与丙方约定的 1 个月租金数额的违约金，并且解除权人因导致合同解除的行为以及合同解除所受到的全部损害和损失超过前述违约金部分，由违约方负责赔偿。

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 26 -

合同编号：________________
Contract No. __________

If this Contract is terminated according to section 15.3 or 15.4, the party who is entitled to terminate this Contract shall not be responsible for any compensation, damages, breaching penalty, all resulting fees and other expenses. The breaching party shall pay the party who is entitled to terminate this Contract the breaching penalty, which is equivalent to one (1) month Rent within three (3) business days after the termination. If the breaching penalty cannot cover the losses suffered by the party who is entitled to terminate this Contract caused by the breaching party's conduct and the termination, the breaching party shall compensate the party who is entitled to terminate this Contract to cover all the losses.

16. 违约责任 Liabilities

16.1 乙方未按本合同约定时间将房屋交付丙方使用的，每逾期一日应按本合同约定的月租金的 1%向丙方支付违约金。逾期 30 个日历日以上的（含本数），丙方有权解除合同。

If Party B delays to deliver the Premises to Party C, Party B shall pay Party C one percent (1%) of monthly Rent for every day delayed. If Party B delays for more than thirty (30) (including 30) calendar days, Party C is entitled to terminate this Contract.

16.2 丙方未按本合同约定时间向乙方支付房屋租金的，每逾期一日应按应付未付金额的千分之五向乙方支付违约金。逾期 30 个日历日以上的（含本数），乙方有权解除合同。

If Party C fails to pay Rent to Party B on time according to this Contract, Party C shall pay Party B five parts in one thousand (5‰) of the Rent due and unpaid for every day delayed. If failure of payment continues for more than thirty (30) (including 30) calendar days, Party B is entitled to terminate this Contract.

16.3 租赁期内，乙方需提前收回该房屋的，应提前 30 个日历日通知丙方，将已收取的租金扣除丙方应支付的房屋租金和其他各项费用后的余额退还丙方，并支付给丙方相当于本合同约定的__1__个月租金数额的违约金。

If Party B intends to early withdraw the Premises during the Term, Party B shall notify Party C thirty (30) calendar days in advance. Party B shall refund Party C the remaining amount after deducting the due Rent and other fees from the paid Rent. Party B shall also pay Party C one (1) month Rent as liquidated damages.

16.4 丙方未按约定承租房屋，或者在租赁期内需提前退租的，应提前 30 个日历日通知乙方，并支付给乙方相当于本合同约定的__1__个月租金数额的违约金。

If Party C does not lease the Premises according to this Contract or intends to early return the Premises during the Term, Party C shall notify Party B 30 calendar days in advance. Party C shall pay Party B one (1) month Rent as liquidated damage.

对于丙方已交付给乙方的租金，乙方在扣除丙方应支付的房屋租金、其他各项费用和违约金后还有剩余的，乙方应将该余额退还给丙方；丙方已交付的租金

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 27 -

合同编号：__________________
Contract No. ___________

不足支付前述总金额的部分，由丙方负责向乙方补交。

As for the Rent having been paid by Party C, Party B shall refund the balance to Party C after deducting the payable Rent, other expenses and liquidated damages. If the Rent having been paid by Party C can not cover above mentioned payable rent, expenses, and liquidated damage, Party C shall pay the balance to Party B.

16.5 丙方在租赁期满或合同解除时，未按本合同约定时间返还房屋的，每逾期交付房屋一日按本合同约定的月租金 10%的标准支付违约金。

If Party C delays to return the Premises when this Contract or the Term terminates, Party C shall pay Party B ten percent (10%) of monthly Rent for every day delayed as liquidated damage.

16.6 由于丙方原因致使租赁房屋或园区内其他房屋及相关设备、设施发生毁损、灭失的，丙方应负责赔偿乙方因此发生的全部损失（包括但不限于律师费）。

If the Premises or other premises in the Park or related facilities are damaged or destroyed due to reason of Party C, Party C shall compensate fully for all Party B's losses including but not limited attorney fees.

17. 无权代理 Unauthorized Agency

由乙方代理人代为签订本合同并办理相关事宜的，乙方代理人和丙方应在乙方开具的授权委托书或出租代理合同的授权范围内确定本合同具体条款，乙方代理人超越代理权或代理权终止后的代理行为，未经乙方书面追认的，对乙方不发生法律效力。

If this Contract is signed and relevant issues are performed by a representative of Party B, Party C and the representative of Party B shall determine the terms and conditions of this Contract within the scope authorized by Party B through a power of attorney or a lease agency contract. Party B shall not be legally bound by the activities of the representative of Party B beyond the above mentioned scope or after the termination of the authorization, unless Party B subsequently ratifies such activities in writing.

18. 不可抗力 Force Majeure

由于不可抗力事件致使本合同不能按约定得到履行时，遇有上述不可抗力事件的一方应立即将事故情况通知对方，并应在 20 个日历日内，提供事件详情及本合同不能履行或部分不能履行或需要延期履行的理由的有效证明文件。按照事件对履行合同影响的程度，由双方协商决定是否解除本合同，或者部分免除履行本合同的责任，或者延期履行本合同。

If a Party can not perform this Contract as agreed herein because of a force majeure event, the Party shall notify the other Party immediately about the force majeure, and provide the other Party detailed conditions as well as effective documents certifying the reasons for non-performance, or partial non-performance, or

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 28 -

合同编号：______________
Contract No. __________

the delayed performance within twenty (20) calendar days. Based on the influence over the performance hereof by such force majeure, the Parties shall negotiate and jointly decide whether to terminate this Contract, or partially exempt the performance hereof, or delay the performance hereof.

19. 合同争议的解决办法 Dispute Resolution

本合同项下或与本合同相关事宜发生的争议，由双方当事人通过友好协商方式解决或申请调解解决；协商或调解不成的，依法向租赁房屋所在地管辖人民法院起诉。

Any disputes arising from or in relation to this Contract shall be settled by Parties through friendly consultation or mediation. If the consultation or mediation fails, Parties are entitled to bring this case to the court where the Premises locate.

20. 其他约定事项 Miscellaneous Provisions

20.1 丙方承诺：在承租期内，丙方的关联方、员工、代表、代理人、丙方访客和受丙方雇佣的第三方（统称“丙方的关联第三方”）对承租房屋采取的所有行为，包括但不限于使用、装饰、装修、毁损等，均视为是丙方行为，由丙方依照本合同约定对乙方履行义务和承担责任。

Party C undertakes to take any responsibility and liability for Party B according to this Contract for all activities (including but not limited to usage, decoration, innovation, and damages) by its affiliates, employees, representatives, agents, visitors, and a third party employed by Party C (collectively, Party C's Affiliated Third Party), which shall be deemed as Party C's activities.

20.2 丙方承诺，丙方将及时将公司注册地址迁入北京亦庄生物医药园（北京经济技术开发区科创六街 88 号院）园区内。

Party C undertakes to change its registration address into Beijing BDA Biomedical Park (Yard No. 88, Kechuang 6 Street, Beijing Economic-Technological Development Area, Beijing) in time.

20.3 丙方或丙方的关联第三方的物品，由丙方或丙方的关联第三方自行负责保管。

The belongings and articles of Party C and Party C's Affiliated Third Party shall be kept and maintained by Party C and Party C's Affiliated Third Party.

20.4 本合同生效后，双方对合同内容的变更或补充应采取书面形式，并经双方签字盖章确认，该书面形式作为本合同的附件。附件与本合同具有同等的法律效力。

Any amendment or complements to this Contract after this Contract takes effect shall be made in writing and signed and sealed by Parties. Such written amendment or complements shall be attached to this Contract and have equal legal effect with this Contract.

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 29 -

合同编号：______________
Contract No. __________

20.5 本合同项下需要送达的所有通知或者其他文件均应通过专人送达方式或邮寄（邮资预付）方式或者快递方式，送达至本合同文首所述法定地址。按照上述方法送达的通知或文件应按以下约定确定送达及送达时间，即以专人送达的，在送达至收件方的法定地址时；以邮寄方式或者快递方式送达的，则在依照本合同文首所述法定地址和联系人以足够邮资或足够快递费用寄出时起的第五个工作日。

Any notice and other communication to be given under this Contract shall be delivered in person or by mail (postage prepaid) or courier service to the address set forth in the beginning of this Contract. Such notice and document shall be deemed as duly delivered when (i) the date delivered in person to the legal address of addressee; (ii) the fifth (5th) business day after posted by mail (postage prepaid) or courier service with enough postage and fees to the legal address and contact person set forth in the beginning of this Contract.

本合同文首所述乙方或丙方的企业名称、法定地址或联系人如发生变更的，发生变更一方应自变更时起 3 个工作日内以书面方式（加盖变更方公章）通知相对方；否则相对方依照本合同文首所述法定地址和联系人并根据前述约定进行送达的，发生变更一方不得以变更事项对送达提出任何异议。

If the name, legal address, or contact person of Party B or Party C, set forth in the beginning of this Contract, changes, the changing party shall notify the other party within three (3) business days in writing and affixed with seal. If the changing party fails to notify the other party as stated above, the other party may deliver notice and communication according to the information before change and it should be deemed as duly delivered.

20.6 本合同及其附件仅约束双方，并且构成双方就本合同的标的事项的完整的不可分割的合同，取代双方此前就本合同标的事项所做的任何口头或书面的协议、合同、备忘录或其他往来函件。

This Contract, along with appendices hereto, is only legally binding upon Parties, and constitutes the entire and inseparable agreement of the Parties relating to the subject matter hereof, and supersedes all previous contract, agreement, memorandum, and communications between the Parties, whether oral or written.

20.7 本合同具有可分割性，即本合同中的任何条款无论因何种原因完全或部分无效或不具有执行力，不应影响本合同其他条款的效力和执行。

This Contract has the nature of severability. If any provision of this Contract is held to be wholly or partially invalid or unenforceable for any reasons, the validity and enforceability of the remaining provisions of this Contract shall not be affected thereby.

20.8 本合同（及附件）一式陆份，其中甲方执一份，乙方执三份，丙方执二份，法律效力均等。

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 30 -

合同编号：____________________
Contract No. ____________

This Contract (including appendices) is signed in six (6) copies, with Party A holding one (1) copy, Party B holding three (3) copies and Party C holding two (2) copies. Each copy has the same legal effect.

北京亦庄生物医药园房屋租赁合同附件 1—租赁通用条款
- 31 -

合同编号：_______________
Contract No. ___________

北京亦庄国际生物医药投资管理有限公司
北京亦庄生物医药园房屋租赁

附件 2—租赁房屋产权单位出具的委托经营管理授权书（复印件）

Appendix 2—Power of Attorney for Operation and Management Issued by the Owner of the Premises (copy)

北京经济技术投资开发总公司

Beijing Economic and Technology Investment Development Parent Company

授权书

Power of Attorney

北京经济技术投资开发总公司（以下简称“授权人”）为位于北京经济技术开发区科创六街88号北京亦庄生物医药园的房屋所有权人，房屋所有权证编号X京房权证开字第012332号，土地使用权证编号开全国用(2009)第40号。

Beijing Economic and Technology Investment Development Parent Company (hereafter referred as the “Authorizer”), is the owner of the property located at No. 88, Kechuang 6 Street, Beijing Economic-Technological Development Area, Beijing, with the housing ownership certificate No.X Jing Fang Quan Zheng Kai Zi No. 012332 and Land Use Right Certificate No. as Kai Quan Guo Yong (2009) No.40.

兹授权北京亦庄国际生物医药投资管理有限公司（以下简称“被授权人”）对上述房屋进行整体或者部分出租，包括：

Hereby authorize Beijing BDA International Biological Pharmaceutical Investment Management Co., Ltd. (hereafter referred as the “Authorized Entity ”) for

北京亦庄生物医药园房屋租赁合同附件 2—租赁房屋产权单位出具的委托经营管理授权书（复印件）
- 32 -

合同编号：____________
Contract No. __________

the lease of aforesaid real property, in whole or separated. Duty of the Authorized Entity includes:

1. 与潜在的承租人进行联系，商谈出租上述房屋的相关事宜；

To contact with potential tenant and to negotiate regarding the lease of the aforesaid property;

2. 与承租人协商并确定出租上述房屋的租赁范围、租赁期限、租金及其支付方式等租赁相关事项，与承租人协商并确定出租上述房屋的租赁合同文本，以自己的名义签署并履行租赁合同；

To negotiate with the tenant and determine the lease area, term of lease, rent, payment method and etc. regarding the aforesaid property. To negotiate with tenant and determine the lease terms and provisions regarding the lease of said property, and to execute and perform the lease in its own name;

3. 收取租金及其他费用，办理租赁登记、缴纳相关税费等手续；

To collect rent and other fees, to complete formalities including but not limited to lease registration, relevant taxes and fees payment.

4. 办理其他与租赁相关的事项。

To complete any other affairs regarding lease of the property.

授权人和被授权人之间的具体权利义务关系由双方另行约定，授权人和被授权人之间的约定不得对抗承租人，但与承租人另有约定的除外。

Specific rights and obligations between the Authorizer and the Authorized Entity shall be agreed separately by both parties. The agreement between the Authorizer and the Authorized Entity shall not defend against the Lessee, unless the Lessee has agreed otherwise.

授权人保证对该房屋的所有权合法、完备、有效、无争议，授权人和被授权人保证被授权人将该房屋出租后，承租人能够按照租赁合同的约定正常使用租赁房屋；如因授权人对出租房屋的所有权瑕疵或授权人与任何第三方之间的任何纠纷导致承租人不能依照租赁合同的约定正常使用租赁房屋的，由授权人依据法律法规规定对承租人承担赔偿责任。

The Authorizer guarantees its ownership of the property is legal, complete, valid and undisputable. The Authorizer and the Authorized Entity undertake that after the Authorized Entity leases the aforesaid property, the Lessee will be able to use the leased property normally according to the lease agreement. In the event that Lessee is not able to use the leased property normally due to defect of the Authorizers' ownership or any dispute between the Authorizer and any third party, the Authorizer

北京亦庄生物医药园房屋租赁合同附件 2—租赁房屋产权单位出具的委托经营管理授权书（复印件）
- 33 -

合同编号：________________
Contract No. __________

shall be liable to compensate the Lessee according to laws and regulations.

在租赁期间内，本授权书项下的租赁关系，不因被授权人终止、解散等丧失民事主体资格的情形，或者发生本授权书依法被终止、解除等情形而受影响，被授权人因与承租人签订租赁合同而承担的权利及义务在上述情况下均由授权人或授权人书面委托经营的其他第三方继受。

During the term of the lease, the leasehold relation under this Power of Attorney shall not be affected by the circumstance where the Authorized Entity losses its civil subject qualification such as termination or dissolution of the Authorized Entity or termination or dissolution of this Power of Attorney by law. Under abovementioned circumstance, all the rights and obligations of the Authorized Entity due to the execution of lease contract shall be succeeded by the Authorizer or any third party authorized in writing by the Authorizer.

授权人和被授权人保证出具本授权书已经获得全部必要的许可、授权、同意和批准。

The Authorizer and the Authorized Entity undertakes that they have obtained all necessary license, authorization, consent and approval to execute this Power of Attorney.

授权人：（盖章）

Authorizer: (seal)

签署日期：2011年11月20日

Date: 20 November 2011

北京亦庄生物医药园房屋租赁合同附件 2—租赁房屋产权单位出具的委托经营管理授权书（复印件）
- 34 -

合同编号：
Contract No.

北京亦庄国际生物医药投资管理有限公司
北京亦庄生物医药园房屋租赁

附件 3—房屋附属设施和物品清单

A2 List of Facilities of Single Enterprise Villa			
Facility Name	Floor	Quantity	Model(No.) \ Technical
Fan coil	1	30	42CE006203A
	2	30	
	3	32	
	5	32	
	6	20	
Fresh Air Unit(with heat recovery and sterilizer)	2	1	CLCP020\18689m3/h
	3	1	CLCPOI0\9429m3/ h
	5	1	CLCPOI0\9429m3/ h
	6	1	CLCP008\6286m3/ h
Exhaust Fan	2	1	18689m3/ h
	3	1	9429m3/ h
	5	1	9429m3/ h
	6	1	6286m3/ h
Ceiling Type Exhaust Fan	1	2	BPT18-44A\40Qm3/h
	2	2	BPT18-44A\400m3/h
	3	2	BPT18-44A\400m3/h
	5	2	BPT18-44A\400m3/h
	6	2	BPT18-44A\400 3/h
	1	1	1#-3-1AL
	2	1	1#3-2AL

北京亦庄生物医药园房屋租赁合同附件 3—房屋附属设施和物品清单
- 35 -

合同编号：
Contract No.

Lighting Distribution Box for	3	1	1#-3-3AL
	5	1	1#-3-5AL
	6	1	1#-3-6AL
Local Equipotential Box	Air conditioning unit plant room	14	
Lightning-Protection Test Box	Concealed in exterior wall	6	
Electrical well Emergency Power Distribution Cabinet	1	1	1#-3-1AL-EPS
	2	1	1#-3-2AL-EPS
	3	1	1#-3-3AL-EPS
	5	1	1#-3-5AL-EPS
	6	1	1#-3-6AL-EPS
Wall Hung Urinal	1	1	GC-B091(Gao Bao)
	2	1	GC-B092(Gao Bao)
	3	1	GC-B093(Gao Bao)
	5	1	GC-B094(Gao Bao)
	6	1	GC-B095(Gao Bao)
Common Squat Toilet	1	3	GC-D091 (Gao Bao)
	2	3	GC-D092 (Gao Bao)
	3	3	GC-D093 (Gao Bao)
	5	3	GC-D094 (Gao Bao)
	6	3	GC-D095 (Gao Bao)
Hand-dryer	1	2	K-5486T-SH (Kohler)
	2	2	K-5486T-SH (Kohler)
	3	2	K-5486T-SH (Kohler)
	5	2	K-5486T-SH (Kohler)
	6	2	K-5486T-SH (Kohler)
Undercounted Washbasin	1	4	GC-X020 (Gao Bao)
	2	4	GC-X020 (Gao Bao)
	3	4	GC-X020 (Gao Bao)
	5	4	GC-X020 (Gao Bao)
	6	4	GC-X020 (Gao Bao)
Fire Hydrant	1	3	
	2	3	
	3	3	
	5	3	
	6	2	
Fire Radio	1	2	
	2	2	
	3	2	
	5	2	
	6	2	

北京亦庄生物医药园房屋租赁合同附件 3—房屋附属设施和物品清单
- 36 -

合同编号：______________
Contract No. __________

Air Cooled Chiller	Roof	1	RTAC200 (Te Ling) \30RB672G

北京亦庄生物医药园房屋租赁合同附件 3—房屋附属设施和物品清单
- 37 -

合同编号：__________
Contract No. __________

北京亦庄国际生物医药投资管理有限公司
北京亦庄生物医药园房屋租赁

Lease of Beijing BDA Biomedical Park of Beijing BDA International Biological Pharmaceutical Investment Management Co., Ltd.

附件 4—北京亦庄生物医药园入园企业项目计划表

Appendix 4—Schedule of Program of Enterprises in Beijing BDA Biomedical Park

本公司计划2013年在北京亦庄生物技术园开始生产新药注册用的原料药和制剂。2014 年将以中国公司身份向SFDA申请注册国产1. 1类新药从而在2015年投入中国市场，使上千万的中国肾病贫血患者能比世界其他国家提前一年以上用上这个比EPO便宜，方便（口服，不需补铁剂），副作用小的药。

Our Company plans to begin the production of raw material medicine and preparation for registration of new medicine in Beijing BDA Biomedical Park in 2013. In 2014, we plan to apply for domestic 1.1 type new medicines to SFDA as a company registered in PRC in order to launch the medicine in PRC market in 2015. Therefore, thousands of anemia of renal disease patients will be have the access, more than one year prior to any other country, to this medicine which is cheaper, more convenient (oral ingestion, no need for iron supplement) and with less side effect than EPO.

我们计划建造的第一个厂房将在2013年开始生产50kg规模50mg/20mg 规格FG-4592 胶囊。我们相信，在这一生产规模下，我们能够服务150,000 至250, 000 名患者。包括临床试验、药物生产与试验要求和专利技术证书等在内，总投资将在4000 万美元左右，注册资本将在1500万美元左右。第二家工厂将生产满足各种患者体重的多种规格胶囊，在药物审批后（~2015年）将立即建厂。第二家工厂预期将有10倍的生产能力。

北京亦庄生物医药园房屋租赁合同附件 5—环境保护承诺书

- 38 -

合同编号：
Contract No.

The first factory we plan to build will start to produce the FG-4592 capsule with capacity of 50kg specification of 50mg/20mg. We believe that under this capacity of production, we will be able to serve approximate 150,000 to 250,000 patients. The total investment will be about USD 40 million which includes clinical trials, medicine production, requirement for experiment and patent technology certificate, and the registered capital will be approximate USD 15 million. The second factory will produce multiplex capsules which will satisfy the diverse needs of patients with different body weight, and the second factory will be built immediately after the examination and approval of the medicine (~2015). The second factory is expected to have the productive capacity 10 times than the first factory.

我们具备美国突破性技术，大量财政资本，杰出人才，和成为中国前所未有、世界一流、专注研究的生物制药企业所必需的全部因素。另外，我们愿意结合两个地域的最佳元素——将美国优秀的药物开发技术与在中国病人中进行临床开发结合—— 使中国人民和政府获益。在中国的外国跨国公司、中国国有大型制药公司，和中国生物风险企业都没有这种优势，不久的未来还将继续引进其治疗胰腺癌、肝纤维化和角膜移植的药物平台，并对此寄予厚望。

We are equipped with the breakthrough technology of US, massive fiscal capital, brilliant talents and all elements required by a world class company focused on bio-pharmaceutical manufacturing which is unprecedented in China. Furthermore, we would like to combine the best elements of two areas – outstanding pharmaceutical manufacturing technology from US and clinical trial among Chinese patients – to benefit both Chinese people and the government. This advantage is never seen in multinational corporations in China, Chinese large state-owned pharmaceutical companies or China bio-venture enterprise. We will continue to introduce China with the medicine platform for treatment for pancreatic cancer, liver fibrosis and corneal transplant of which we have high hopes.

北京亦庄生物医药园房屋租赁合同附件 5—环境保护承诺书

- 39 -

合同编号：______________
Contract No. ______________

北京亦庄国际生物医药投资管理有限公司

北京亦庄生物医药园房屋租赁

附件 5—环境保护承诺书

Appendix 5—Letter of Undertakings for Environmental Protection

作为北京亦庄生物医药园入园企业，我公司对国家、省、市及区相关环境保护规定已知晓理解，现作如下承诺：

We, an enterprise in Beijing BDA Biomedical Park, hereby represent that we are fully acquainted with the laws and regulations relating to the environmental protection, published by the national, provincial, municipal and district governmental authorities; and warrant that:

一、遵守国家、省、市及区有关环境保护法律、法规，落实各项污染防治措施。

We will abide by the laws and regulations relating to the environmental protection, published by the national, provincial, municipal and district governmental authorities and take actions for pollution protection and control.

二、污染物（一般废弃物、实验室垃圾和危险废弃物等）按国家和地方相关规定处理，排放达到国家和地方的相关规定。

We will dispose of and discharge the pollutants including but not limited to ordinary waste, laboratory waste, and hazardous waste, in compliance with relevant national and local regulations.

三、在保证污染物排放及废弃物回收达标基础上，同时处理好相邻关系，不对相邻方造成环境影响，并承担相应的法律责任。

We will keep good adjacent relationship and not adversely affect the environment of neighbors on the basis that the discharge of pollutants and recycling of waste meet the relevant standard. We will take liabilities accordingly.

四、若违反环境保护相关法律、法规规定，自愿接受环保部门处罚。

We will accept the penalty imposed by environmental protection authority if we violate relevant laws and regulations regarding environmental protection.

北京亦庄生物医药园房屋租赁合同附件 5—环境保护承诺书

40

Executed Version

Dated January 30, 2013

Supplementary Agreement to Lease of Premises

in Beijing BDA Biomedical Park

Owner/Party A	Beijing Economic Technology Investment Development Parent Company, with its registered address at Building 61, No.2 Jingyuan North Street, Beijing Economic-Technological Development Area, Beijing;

Lessor/Party B	Beijing BDA International Biological Pharmaceutical Investment Management Co., Ltd., with its registered address at Room 309, 3rd Floor, Comprehensive Building No. 2, Yard No.88, Kechuang 6 Street, Beijing Economic-Technological Development Area, Beijing; and

Lessee/Party C	Beijing FibroGen Medical Technology Development Co., Ltd., with its registered address at Room 503, 4th Floor, Building No.2, Yard No.88, Kechuang 6 Street, Beijing Economic-Technological Development Area, Beijing.

Owner, Lessor and Lessee each referred as a “Party” and together as the “Parties”.

The Parties have entered into the Lease of Premises in Beijing BDA Biomedical Park (hereinafter referred to as “Contract”) in relation to the premises which are managed by Party B and intended to be rented by Party C. The Parties have agreed to supplement and amend certain terms of the Contract and its Appendix 1 - General Terms of the Lease (hereinafter referred to as “General Terms”) as follows:

I.	Location and Area of the Premises

The premises leased by Party C are located at Room 101-601, Unit 2, No.7 Middle-sized Enterprise Building, Yard No. 88, Kechuang 6 Street, Beijing Economic-Technological Development Area, Beijing (Single Enterprise Villa A2: Room 101-601, hereinafter referred to as “Premises”) and will be used as Party C’s research and development space. The Premises shall be comprised of a single building with a total construction area of 4,819.76 square meters. (This clause is a replacement of Clause 1 of the Contract).

II.	Term

The term of the lease (hereinafter referred to as “Term”) shall commence on February 1, 2013 and end on January 31, 2021, with a period of 8 years, including a rent-free period of two months, commencing on February 1, 2013 and ending on March 31, 2013.

Executed Version

Dated January 30, 2013

III.	Rent

During the Term, the daily rent of the Premises shall be: 2.3 Yuan/square meter per day for the first and second payable year (i.e. from February 1, 2013 to January 31, 2015) including the rent-free period commencing from February 1, 2013 to March 31, 2013; 2.5 Yuan/square meter per day for the third and forth payable year (i.e. from February 1, 2015 to January 31, 2017) ; 3.0 Yuan/square meter per day from the fifth to the eighth payable year (i.e. from February 1, 2017 to January 31, 2021).

IV.	Payment of Rent

The rent of the Premises shall be paid quarterly in advance. Subject to Clause 7.3 of the General Terms (as amended), the first quarterly rent for the Premises (i.e. from February 1, 2013 and ending on April 30, 2013) in total shall be (in words): one million, eleven thousand, five hundred and forty eight Yuan (in numbers: ¥ 1,011,548.00). After deducting the rent free period, the actual payable rent shall be (in word) three hundred and fifty seven thousand, five hundred and three Yuan (in numbers: ¥ 357,503.00) which shall be paid within seven (7) Calendar Days after the expiry of the rent-free period. The rest of the rent for the Term of the Premises shall be paid by Party C to Party B within seven (7) Calendar Days after the beginning of every payable quarter.

V.	Lease Deposit

Within seven (7) Calendar Days after this Supplementary Agreement becomes effective, Party C shall pay the security deposit (hereinafter referred to as “Deposit”), equivalent to three (3) months of rent for the entire Premises. The specific amount of the Deposit is: (in words) one million, eleven thousand, five hundred and forty eight Yuan (in numbers: ¥ 1,011,548.00) and shall be adjusted during the Term in proportion to the increase of the Rent. If Party B is required to return the Deposit to Party C under the provisions of Clause 7.3 of the General Terms, the Deposit shall be returned to Party C by Party B within fifteen (15) Calendar Days after the return of the Premises by Party C. It is expressly understood that Party B reserves the right to deduct unpaid rent, payments sufficient to cover damages to the Premises and other charges provided under the Contract and General Terms from the Deposit prior to its return to Party C. (This clause is a supplement to Clause 6 of the Contract and Clause 7.3 of the General Terms.)

VI.	Delivery of the Premises

1.	Within ten (10) Calendar Days after signing this Supplementary Agreement by the Parties, Party B shall deliver the Premises to Party C in compliance with the delivery

Executed Version

Dated January 30, 2013

conditions (hereinafter referred to as “Delivery Day”). The Delivery Day shall not be later than the commencement date of the Term. On the Delivery Day, the Parties shall complete the delivery and execute relevant documents in relation to the delivery of the Premises.

2.	After the date of execution of this Supplementary Agreement and before the Delivery Day, Party C shall be entitled to check on its own or authorize representatives to check the Premises and the ancillary equipments and facilities thereof, upon giving a prior notice to Party B, to ensure that the delivery conditions, specifications and standard of the Premises have met the delivery conditions (hereinafter referred to as “Delivery Conditions”) as specified in the appendix of this Contract, for once or more times. Party B shall make the Premises accessible to Party C and its representatives for the on-site inspection, acceptance check and other related procedures.

3.	The Delivery Conditions shall refer to those items specified both in the Appendix 3 - List of Ancillary Facilities and Articles of the Premises and the Specifications of the Premises (Appendix A attached to this Supplementary Agreement) as agreed by the Parties.

4.	Party B represents and warrants that the Premises were constructed in full compliance with all national, city, and local codes and regulations. In particular, Party B confirms that the Premises were constructed without the use of asbestos and are asbestos-free at the time of delivery. In addition, Party B confirms that the Premises were constructed in compliance with all current national, city, and local codes and regulations that related to earthquake construction standards. (Clause 6.1-Clause 6.4 hereof are supplements to Clause 9 of the Contract).

VII.	Renovation and Improvement of the Premises

1.	Party C shall submit a written application to Party B for its approval at least ten (10) Working Days prior to the proposed renovation and improvement, with a detailed statement (including but not limited to the renovation and improvement plan, construction drawings, construction period arrangement, and plan for installation or removal of equipment and facilities).

2.

Party B shall not unreasonably refuse the renovation and re-construction requests or plans proposed by Party C. Party B shall notify Party C, within ten (10) Working Days after receiving the renovation and re-construction application and related statements, of its decision on whether it consents to the renovation and re-construction request and such consent shall be deemed to be given to Party C upon failure of Party B to notify Party C of such decision within the aforementioned time limit. Party B shall advise Party C in writing at the time of Party B’s approval of such renovation and re-construction request if Party B will require Party C to remove the improvement upon termination of this Contract. Where the proposed renovation and re-construction proposed by Party C is subject to relevant administrative permits, Party B and the

Executed Version

Dated January 30, 2013

property management company shall be obligated to assist Party C to obtain all approvals from relevant administrative authorities.

VIII.	Naming of the Premises

If Party C leases the entire building of the Premises, Party C shall have the right to name the Premises free of charge during the Term, including installing and placing signage and logos of Party C and affiliates of Party C on the places as designated by Party B. Party C shall bear the cost of design, installation and maintenance of these signage and logos and removal of these signage and logos upon expiry of the Term. (This clause is a replacement of Clause 4.3 of the General Terms.)

IX.	Renewal of the Lease

Upon expiration of the Term, in the event that Party C intends to continue to rent the Premises, it shall submit a written application for renewal to Party B at least forty five (45) Calendar Days prior to the expiration of the Term. If a third party has expressed interest in leasing the Premises, Party C shall be entitled to a right of first refusal to renew the Contract on a term no less than one (1) year at a rental rate no more than that agreed by the third party. In the event that Party C has submitted a written application for renewal to Party B and no third party has expressed interest in leasing the Premises, Party C shall be entitled to renew the lease on a term no less than one (1) year at a rental rate to be agreed upon between Party B and Party C, but in no case will the rental rate exceed the fair market value of similar premises in this area. (This clause is a replacement of Clause 5.2 of the General Terms)

X.	Return of the Premises

1.	Party C shall return the Premises in five (5) Calendar Days upon the date of expiration of the Term or termination of the Contract. Party C shall organize all relevant persons to withdraw from the Premises within the above period. Party C shall evacuate or remove the equipments, facilities, appliances and other properties which are owned or leased by Party C from third parties and which Party B identified as being required to be removed upon approval of the installation of such equipments, facilities, appliances and other properties. Party C need not reinstate the Premises, provided that the renovation and improvement furnished by Party C does not materially damage the functionality of the Premises. The Parties agree to extend the five-day-period to a reasonable period of time if Party C is required to demolish the renovation and improvement to the Premises.

2.

It is expressly understood that title of all improvements made and equipments provided by Party C shall, at all times during the Term, remain in the name of Party C. Notwithstanding anything to the contrary contained herein, Party C may remove all or any of the improvements and equipments at any time during the Term, provided that such removal of the improvements and equipments by Party C will not damage the

Executed Version

Dated January 30, 2013

structure of the Premises. Party C provides no representation or warranty relating to the condition or functionality of any improvement or equipment left in the Premises after the expiration of the Term. (Clause 10.1-Clause10.2 are replacements of Clause 10.1 and Clause 10.4 of the General Terms)

3.	Provided that Party C remains in possession of the Premises for less than ninety (90) Calendar Days (the ninetieth day included) after the expiration of the five (5) Calendar Days period or any period extended by the agreement of the Parties specified in Clause 10.1, Party C shall be entitled to use of the Premises under the same terms and conditions of the Contract, yet the daily rent during the foregoing period extended by the agreement of the Parties and the occupation period within ninety Calendar Days shall be twice the last daily rent being carried out during the Term. (This Clause is a supplement to Clause 10 of the General Terms)

4.	In the event that Party C fails to return the Premises beyond ninety (90) Calendar Days after the expiration of the five (5) Calendar Days period or any period extended by the agreement of the Parties specified in this Clause 10.1, Party B is entitled to: (This Clause is a replacement of Clause 10.5 and Clause 10.6 of the General Terms)

(1)	Dispose properties, equipments and facilities (including the properties, equipments and facilities left by the affiliated third party) which were left in the Premises without the consent of Party B at its discretion and which Party B identified as being required to be removed upon approval of the installation of such equipments, facilities, appliances and other properties. Party C shall not claim any right or expenses against Party B due to the disposal, and, in case any claim, penalty, expenditure or losses is caused to Party B due to the disposal, Party C shall compensate Party B for those improvements that Party B required removal at the time of approval of the installation of those improvements. Meanwhile, Party B is entitled to require Party C to assume the liability for breach of the Contract in accordance with the provisions of this Contract ; and

(2)	Cut off the supply of water, electricity, gas, heating and other energy at its own discretion, and is entitled to change the keys to the Premises and prohibit Party C and its affiliated third party from entering into the Premises. Party B is also entitled to remove or eliminate the renovations to the Premises and the properties, equipments and facilities left by Party C and its affiliated third party. Party C shall not raise any claim against Party B at any time in this regard for any loss nor require Party B to be liable for any compensation or indemnification.

XI.	The Repair and Maintenance of the Premises and its Ancillary Facilities

1.

The Parties further agree and acknowledge that the maintenance of the Premises and the ancillary equipments (hereinafter referred to as “Equipments”) and facilities (hereinafter referred to as “Facilities”) listed in the Appendix [3] of this Supplementary Agreement shall be repaired and maintained by Party B free of charge

Executed Version

Dated January 30, 2013

unless such damage or failure is caused by Party C. In the event of damage to, or failure of, the Premises, Equipments, or Facilities not caused by Party C, Party C shall notify Party B in a reasonable time period after Party C has noticed of such damage or failure. Party B shall promptly repair such damage or failure of the Premises, Equipments and Facilities. Party C may furnish such repair and maintenance at the expenses of Party B if Party B does not furnish the repair within three Working Days after receiving notice from Party C. (This Clause is a replacement of Clause 13.2 of the General Terms)

2.	During the Term, Party C shall be entitled to continuously and uninterruptedly use the Premises 24 hours a day. Party B and the property management company shall not interrupt or disturb the use of the Premises by Party C without any sound reason or any advance notice, provided that Party C operates its business and manufacture in compliance with laws and regulations and the Tenant’s Manual of the Park. (This Clause is a supplement to Clause 11 of the General Terms)

3.	If Party B or the property management company deems it necessary to enter into the Premises to inspect, maintain or renovate the pipes of water, electric wires, steam pipes, telecommunication cables, and other public facilities, passing through the Premises, Party B shall notify Party C of such on the same day Party B is notified, and the personnel appointed by Party B or the property management company shall not interrupt or disturb the use of the Premises by Party C, who shall provide necessary assistance. In case of emergency (including but not limited to flood, fire and robbery) Party B may enter into the Premises to handle the accidents and temporarily stop the operation of any facility for emergency maintenance, without notifying Party C in advance. (This Clause is a replacement of Clause 13.4 of the General Terms)

XII.	Use of the Premises

1.	During the Term, without Party B’s prior written consent, Party C shall neither sublease the Premises herein, in whole or in part, to others, nor make the Premises actually available for the actual use by any third party, through any paid or unpaid means, such as transfer, lending, or subcontract. The restriction of sublease and transfer herein is not applicable to any affiliate of Party C. “Affiliate of Party C” shall refer to the parent company of Party C, companies controlled by Party C’s parent company other than Party C, and any subsidiary, branch and representative office of Party C. Party C will provide evidences to Party B indicating the affiliated relationship between Party C and such third parties. (This Clause is a replacement of Clause 14.1 of the General Terms)

2.	The Parties agree to delete “and the Consent of Party B” from the first sentence of Clause 11.5 of the General Terms: “Without the qualification certificate of the relevant administration authorities of the State and the consent of Party B”.

Executed Version

Dated January 30, 2013

XIII.	Termination of the Contract

1.	Under any of the following circumstances, Party C shall be entitled to unilaterally terminate the Contract and immediately cease to pay the Rent (exclusive of the delinquent Rent): (This Clause is a replacement of Clause 15.3 of the General Terms)

(1) Party B delays to deliver the Premises or fails to deliver the Premises in compliance with Delivery Conditions, and such delay or failure is more than thirty (30) Calendar Days (the thirtieth day included);

(2) During the Term, if the Premises is damaged, is unable to meet Party C’s intended purposes, or the normal use by Party C is seriously affected, without cause attributable to Party C, and Party B fails to cure such condition within 30 calendar days upon Party C’s written notice, then Party C shall be entitled to immediately and unilaterally terminate the Contract. Or if, during the Term, the circumstances that the Premises is damaged, unable to meet Party C’s intended purposes of use, or its normal use by Party C is seriously affected, cause attributable to Party C, takes place for three or more times during any consecutive 12 calendar months, Party C shall be entitled to immediately and unilaterally terminate the Contract;

(3) During the Term, if the Premises seriously endanger the safety or health of Party C due to reasons not caused by Party C, and Party B fails to cure within 30 Calendar Days upon Party C’s written notice, then Party C may immediately and unilaterally terminate the Contract. Or if, during the Term, the circumstance that the Premises seriously endanger the safety or health of Party C due to reasons not caused by Party C, takes place for three or more times during any consecutive 12 calendar months, Party C may also immediately and unilaterally Terminate the Contract; and

(4) The Premises is condemned or taken by the government during the Term.

2.	Under any of the following circumstances, Party B shall be entitled to unilaterally terminate the Contract (This Clause is a replacement of Clause 15.4 of the General Terms.):

(1) Party C delays to pay the Rent or other fees and expenses assumed by Party C subject to the Contract and such delay is longer than thirty (30) Calendar Days after Party B’s notice (the thirtieth day included);

(2) Party C subleases, transfers or lends the Premises to any party other than those listed in Clause 10 of this Supplementary Agreement without Party B’s consent, and fails to cure within 30 days after Party B’s notice;

(3) Party C changes the purpose of the Premises without Party B’s consent and fails to cure within 30 days after Party B’s notice;

(4) Party C dismantles, changes or damages the main structure of the Premises, without Party B’s consent and fails to cure within 30 days after Party B’s notice;

Executed Version

Dated January 30, 2013

(5) Party C seriously violates Clause 11.2 of Appendix 1 of the Contract and fails to cure within 30 days after Party B’s notice;

(6) Party C seriously violates the regulations of the Park as set out in the Appendix 7 to the Contract, and fails to cure within 30 days after Party B’s notice.

3.	In the event of termination of Party C’s clinical trial program, Party C shall be entitled to terminate the Contract by providing a notice 6 months in advance to Party B during which time Party B is allowed to market the space immediately. (This Clause is a supplement to Clause 15.3 of the updated General Terms as replaced by Clause 13.1 hereof)

XIV.	Fire Code Permit

Party C shall have the right to petition the local Fire Department to upgrade the Premises to a Fire Code Class C Permit. Party B shall assist Party C in obtaining the Fire Code Class C Permit as required. In the event that a Fire Code Class C Permit is not obtained for the Premises within 60 days of Party C’s request and Party C has not made any renovation or improvement to the Premises that would render the building not qualified for a Fire Code Class C Permit, Party C shall have the right to terminate the Contract immediately and Party B will have all prepaid rent and Deposit paid to date refunded to Party C within 30 days of the date of termination. (This clause is a supplement to Clause 20 of General Terms and shall constitute a new Clause 20.9 of the General Terms)

XV.	Insurance

1.	Prior to the execution date of the Contract and this Supplemental Agreement, Party B will purchase sufficient insurance policies against any loss incurred in connection with the Premises and facilities and equipments furnished by Party B and maintain such insurance policy valid during the Term. The photocopies of the insurance policies will be made available to Party C before the execution date of the Contract and this Supplemental Agreement and annually thereafter.

2.	Notwithstanding anything to the contrary provided in the Contract or General Terms, if the Premises are damaged and Party B receives any insurance proceed from an insurer, Party B shall repair the Premises as soon as practical and ensure that the repaired Premises are able to meet the Delivery Conditions prescribed in Clause 4.3 of this Supplementary Agreement, unless such damage to the Premises is caused by Party C. If the damage to the Premises is not repairable, Party B shall, on the same terms of the Contract, lease an alternative premise, which is acceptable to Party C, to Party C within 30 days after damage to the Premise occurs.

Executed Version

Dated January 30, 2013

XVI.	Liabilities for Breach

The Parties agree to delete “If failure of payment continues for more than thirty (30) (including) calendar days, Party B is entitled to terminate this Contract” from Clause 16.2 of the General Terms.

XVII.	Governing Law and Dispute Resolution

The execution, effect, construction, and performance of and any dispute arising out of and related to this Contract and this Supplementary Agreement shall be governed by PRC law. Any issues, disputes, and disagreement between the Parties arising out of the execution and performance of this Contract and this Supplementary Agreement shall be firstly resolved through consultation. If no agreement can be reached upon consultation within thirty (30) days, such dispute shall be brought to China International Economic and Trade Arbitration Commission (“CIETAC”) for final arbitration by one (1) arbitrator in Beijing according to the then-effect arbitration rules of CIETAC. The Parties shall jointly appoint or delegate the Chairman of CIETAC to appoint the arbitrator from the Panel of Arbitrators provided by CIETAC. Where the Parties fail to agree on the appointment of the arbitrator within 20 days after the date of the Respondent’s receipt of the Notice of Arbitration the arbitrator shall be appointed by the Chairman of CIETAC. Any arbitration award shall be final, binding to the Parties, and enforceable according to the provisions of the arbitration rules. (This Clause is a replacement of Clause 19 of the General Terms.)

XVIII.	Deleted Terms

Clause 11.6 regarding “Party C shall abide by the regulations regarding the management of the environmental noise for residential areas”, Clause 16.3 regarding “Party B may early withdraw the Premises if notifies Party C thirty (30) days in advance”, Clause 16.4 regarding “Party C may cease to lease the Premises if notifies Party B thirty (30) days in advance” in the General Terms shall be deleted.

XIX.	Effectiveness of this Supplementary Agreement

1.	Unless otherwise defined herein, all terms in this Supplementary Agreement (including preface) shall have the meaning ascribed to them in the Contract and the Appendix 1-General Terms. If there is any discrepancy between this Supplementary Agreement and the documents constituting the lease specified in Clause 7 of the Contract, this Supplementary Agreement shall prevail. For any matters not provided in this Supplemental Agreement, the provisions of the Contract and the General Terms will prevail.

2.	This Supplementary Agreement shall take effect upon that the signature of the legal representatives or the authorized representatives of the Parties and company seals are affixed to this Supplementary Agreement.

Executed Version

Dated January 30, 2013

SIGNATURE:

Party A: (seal) Beijing Economic Technology Investment Development Parent Company

Party B: (Seal) Beijing BDA International Biological Pharmaceutical Investment Management Co., Ltd.			Party C: (Seal) Beijing FibroGen Medical Technology Development Co., Ltd.

Legal Representative:	/s/ Yin Xijie	(Signature)	Legal Representative:	/s/ Thomas B. Neff	(Signature)

Legal Representative: Yin Xijie			Legal Representative:	Thomas B. Neff	(Print)

Date: January 30, 2013			Date: January 30, 2013

Executed Version

Dated January 30, 2013

Appendix A - Specifications of the Premises

1	The Premises to be rented is a five storey building above ground which will be used for office and laboratory purpose.

2	This building is comprised by frame structure. Structure seismic grade: frame: second grade, shear wall: first grade, second basement wall column: third grade.

3	Floor slab is made of cast-in-place reinforced concrete.

4	Due to the difference of China’s architectural design standards, vibration standard is not taken into the structure design of this building.

5	The distance between the floors of 1F to 4F is 4.5m. The distance between the floors of 5F is 5.5m.

6	The designed floor slab load of this building is: working floor surface: 4.0KN/m2, bathroom floor surface 2.5KN/m2, air conditioning plant room floor surface 7.0KN/m2.

7	The load of flat roof: accessible flat roof 2.0KN/m2.

8	The land type of this building is industrial use pursuant to the State Owned Land Use Right Certificate and the Construction Land Planning Permit. The property type column in the Property Ownership Certificate is blank and one of the planned utility is defined as enterprise use.

9	The specifications and standards adopted in the design of this building are all current in force national GB series construction industry standards.

10	The out wall of this building is local glass curtain wall (6+12+6 insulating glass broken bridge aluminum alloy windows), local aerated concrete masonry and dry handing plate of ceramic curtain wall.

11	The entrance door of this building is insulation glass vertical hinged door (6+12+6 insulating glass broken bridge aluminum alloy door).

12	All of the outside and roof balcony door are insulation glass doors and windows (6+12+6 insulating glass broken bridge aluminum alloy doors and windows).

13	The parapet wall on the roof is aerated concrete masonry with construction columns.

14	The elevator hoistways, elevator lifts and staircase partition wall are all made of aerated concrete masonry with fire resisting grade.

15	Staircases are located at the two ends of the building and are made of cast-in-place reinforced concrete stairs.

16	The fresh air units are installed in an equipment room adjacent to the terrace of 5F. The air cooling units are installed to a concrete equipment base on the roof of the elevator machine room and the equipments are independently controlled by each of the independent building.

17	The flat roof uses double SBS polymer modified asphalt waterproofing materials with ceramist concrete sloping layer and ground tile.

18	The inner building elevators are furnished with stainless steel door case and door.

19	The automatic fire hydrant system and sprinkler are satisfactory to the fire hydrant grade requirements.

Executed Version

Dated January 30, 2013

20	The fire alarm system and equipment are connected by the vertical shaft for light current at one end of the building with the central control room of the park.

21	The inlet wire of the park’s power supply system is 10 KV which will supply electricity (400v) to the building through the transformer of the transforming satiation, distribution box and respective distribution system of the park.

22	Each floor is equipped with emergency illumination and evacuation indicator.